                                                                   EXHIBIT 99.21

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $729,489,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               SEPTEMBER 27, 2004

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

                                   TERM SHEET
                               SEPTEMBER 27, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-OPT1
                           $729,489,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                    EXPECTED   STATED
                                               WAL (YRS)     PAYMENT WINDOW                           FINAL    FINAL     EXPECTED
               APPROX                          (CALL(4)/       (CALL(4)/       PAYMENT   INTEREST   MATURITY  MATURITY    RATINGS
  CLASS       SIZE ($)          COUPON         MATURITY)       MATURITY)        DELAY     ACCRUAL     (4)       (5)     (FITCH/S&P)
----------  -----------  -------------------  -----------  ------------------  -------  ----------  --------  --------  -----------
CLASS A-1A  502,538,000                                   Information Not Provided Hereby                                   AAA/AAA
CLASS A-1B   26,449,000  LIBOR + [ ] (1),(2)  2.42 / 2.73   1 - 78 / 1 - 190      0     Actual/360  Apr-2011  Jun-2035      AAA/AAA
CLASS A-2A  129,281,000  LIBOR + [ ] (1),(2)  2.53 / 2.85   1 - 78 / 1 - 193      0     Actual/360  Apr-2011  Jun-2035      AAA/AAA
CLASS A-2B    8,745,000                                   Information Not Provided Hereby                                   AAA/AAA
CLASS M-1    31,238,000  LIBOR + [ ] (1),(3)  4.50 / 4.90  38 - 78 / 38 - 128     0     Actual/360  Apr-2011  Jun-2035       AA/AA+
CLASS M-2    16,538,000  LIBOR + [ ] (1),(3)  4.45 / 4.67  37 - 78 / 37 - 104     0     Actual/360  Apr-2011  Jun-2035         A/AA
CLASS M-3     3,675,000  LIBOR + [ ] (1),(3)  4.41 / 4.43  37 - 78 / 37 - 82      0     Actual/360  Apr-2011  Jun-2035        A-/A+
CLASS B-1     3,675,000  LIBOR + [ ] (1),(3)  4.28 / 4.28  37 - 74 / 37 - 74      0     Actual/360  Dec-2010  Jun-2035       BBB+/A
CLASS B-2     3,675,000  LIBOR + [ ] (1),(3)  4.03 / 4.03  37 - 66 / 37 - 66      0     Actual/360  Apr-2010  Jun-2035       BBB/A-
CLASS B-3     3,675,000  LIBOR + [ ] (1),(3)  3.53 / 3.53  37 - 54 / 37 - 54      0     Actual/360  Apr-2009  Jun-2035    BBB-/BBB+
            -----------
TOTAL:      729,489,000
            -----------

      1)    Subject to the Available Funds Cap and the Maximum Rate Cap

      2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, and Class A-2B Certificates will increase to 2x its respective margin.

      3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

      4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

      5)    Latest maturity date for any mortgage loan plus one year.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Vince Mora                    212-449-1437   vince_morajr@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matthew_whalen@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Alan Chan                     212-449-8140   alan_chan@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com

FITCH
Wen Hsu                       212-908-0633   wen.hsu@fitchratings.com

STANDARD & POOR'S
Amanda Hopkins                212-438-2465   Amanda_hopkins@sandp.com

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

TITLE OF CERTIFICATES   Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                        Asset-Backed Certificates Series 2004-OPT1, consisting of:

                        Class A-1A and Class A-1B Certificates (collectively, the "Class A-1 Certificates"),

                        Class A-2A and Class A-2B Certificates (collectively, the "Class A-2 Certificates", and together with the Class A-1 Certificates, the "Class A Certificates"),

                        Class M-1, Class M-2, and Class M-3 Certificates (collectively, the "Class M Certificates"), and

                        Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")

                        The Class A Certificates, the Class M Certificates and the Class B Certificates are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITERS            Merrill Lynch, Pierce, Fenner & Smith Incorporated and
                        Banc of America Securities LLC

DEPOSITOR               Merrill Lynch Mortgage Investors, Inc.

SELLER                  Merrill Lynch Mortgage Capital Inc.

ORIGINATOR AND          Option One Mortgage Corporation
SERVICER

TRUSTEE                 Wells Fargo Bank, N.A.

CUT-OFF DATE            October 1, 2004

PRICING DATE            On or about September [28], 2004

CLOSING DATE            On or about October [12], 2004

DISTRIBUTION DATES      Distribution of principal and interest on the
                        Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November 2004.

ERISA CONSIDERATIONS    The Offered Certificates will be ERISA eligible as of
                        the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT        The Offered Certificates will not constitute
                        "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS              For federal income tax purposes, the Trust Fund will
                        include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

OPTIONAL TERMINATION    The Trustee will be required to effect an auction of the
                        assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via the solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates,
                        (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS          The mortgage loans will consist of fixed rate and
                        adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") originated and serviced by Option One Mortgage Corporation. The information described herein is based on a pool of Mortgage Loans having an aggregate statistical principal balance of approximately $745,265,184, as of September
                        1, 2004 ("Statistical Calculation Date"). The Mortgage
                        Loans are expected to have an aggregate stated principal balance as of the Cut-Off Date of approximately
                        $735,000,000.

                         The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $166,850 (or $250,275 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE         Approximately $729,489,000

STEPPED SERVICING FEES  0.30% per annum on the aggregate principal balance of the Mortgage Loans for months 1 through 10 from the month of the Closing Date, 0.40% per annum on the aggregate principal balance of the Mortgage Loans for months 11 through 30 from the month of the Closing Date, 0.65% per annum on the aggregate principal balance of the Mortgage Loans for months 31 and thereafter from the month the Closing Date.

CREDIT ENHANCEMENTS     1. Mortgage Insurance
                        2. Excess interest
                        3. Over-Collateralization
                        4. Subordination

MORTGAGE INSURANCE      As of the cut-of date, approximately 47.05% of the
                        mortgage loans will be covered by a mortgage insurance policy issued by PMI Mortgage Insurance Corporation and approximately 39.35% of the mortgage loans will be covered by a mortgage insurance policy issued by Radian
                        Guaranty Inc. Each Policy will only cover losses pursuant to formulas described in such policy, down to 60% of the value of the related mortgaged property.

EXCESS INTEREST         Excess interest cashflow will be available as credit
                        enhancement.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

OVER-COLLATERALIZATION  The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 0.75% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 0.75% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                        Initial: Approximately 0.75% of original balance

                        Target: 0.75% of original balance before stepdown, 1.50% of current balance after stepdown

                        Floor: 0.50% of original balance

                        (PRELIMINARY AND SUBJECT TO REVISION)

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

SUBORDINATION (1):       CLASSES   RATING (F/S)  SUBORDINATION
                        ---------  ------------  -------------
                         Class A     AAA/AAA         9.25%
                        Class M-1     AA/AA+         5.00%
                        Class M-2      A/AA          2.75%
                        Class M-3      A-/A+         2.25%
                        Class B-1     BBB+/A         1.75%
                        Class B-2     BBB/A-         1.25%
                        Class B-3    BBB-/BBB+       0.75%

CLASS SIZES:             CLASSES   RATING (F/S)   CLASS SIZES
                        ---------  ------------  -------------
                         Class A      AAA/AAA       90.75%
                        Class M-1     AA/AA+         4.25%
                        Class M-2      A/AA          2.25%
                        Class M-3      A-/A+         0.50%
                        Class B-1     BBB+/A         0.50%
                        Class B-2     BBB/A-         0.50%
                        Class B-3    BBB-/BBB+       0.50%

INTEREST ACCRUAL        Interest will initially accrue from the Closing Date to
                        (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP          If the 10% optional termination does not occur on the
                        first distribution date on which it is possible, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP     The pass-through rates of the Offered Certificates on
                        each Distribution Date will be subject to the "Available
                        Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage
                        Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT            The trust fund will own a one-month LIBOR cap contract
                        purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month
                        LIBOR (subject to a cap equal to 9.000% per annum) exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page
                        49. Payments received on the cap contract will be available to pay interest to the holders of the Offered
                        Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein
                        (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A
                        Certificates after the Subordinate Certificates have been written down to zero).

(1)The subordination includes the initial over-collateralization level of approximately 0.75%.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

MAXIMUM RATE CAP        The pass-through rates of the Offered Certificates will
                        also be subject to the "Maximum Rate Cap". For the Offered Certificates, the Maximum Rate Cap is a per annum rate equal to, on each distribution date, the product of (i) 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage Loans during the related due period had the adjustable rate Mortgage Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period.
                        Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by
                        (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

BASIS RISK              If on any Distribution Date the pass-through rate is
REIMBURSEMENT           limited by the Available Funds Cap, the amount of such
                        interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A)
                        One Month LIBOR and (B) 9.000% per annum (which is the rate shown under the heading, "1ML Strike, Upper Collar" in the table entitled "One Month LIBOR Cap Table" shown on page 49), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

CASHFLOW PRIORITY       1. Servicing Fees.

                        2. Available interest funds, as follows: monthly
                           interest, including any unpaid monthly interest from prior months, concurrently, to the Senior Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, and then to the Class B-3 Certificates.

                        3. Available principal funds, as follows: monthly
                           principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                        4. Excess interest in the order as described under
                           "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                        5. Excess interest to pay subordinate principal
                           shortfalls.

                        6. Excess interest to pay Carryover resulting from
                           imposition of the Available Funds Cap.

                        7. Any remaining amount will be paid in accordance with
                           the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                        Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates, or if the Certificate principal balance of the Class A-1A Certificates has been reduced to zero, solely to the Class A-1B Certificates. Notwithstanding the foregoing, on any Distribution Date following the Distribution Date on which the aggregate Certificate principal balance of the Subordinate Certificates has been reduced to zero, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-1B Certificates, until their Class Certificate Balance has been reduced to zero.

      Principal distributions allocated to the Class A-2 Certificates will be distributed pro rata between the Class A-2A and Class A-2B Certificates, or if the Certificate principal balance of the Class A-2A Certificates has been reduced to zero, solely to the Class A-2B Certificates. Notwithstanding the foregoing, on any Distribution Date following the Distribution Date on which the aggregate Certificate principal balance of the Subordinate Certificates has been reduced to zero, principal distributions to the Class A-2 Certificates will be allocated first to the Class A-2A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2B Certificates, until their Class Certificate Balance has been reduced to zero.

      After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A                            18.50%*
CLASS M-1                          10.00%*
CLASS M-2                           5.50%*
CLASS M-3                           4.50%*
CLASS B-1                           3.50%*
CLASS B-2                           2.50%*
CLASS B-3                           1.50%*

*includes overcollateralization

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the November 2007 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE             The first Distribution Date on which the Required
CLASS PRINCIPAL         Percentage (i.e., the sum of the outstanding principal
DISTRIBUTION            balance of the subordinate Certificates and the O/C
DATE                    amount divided by the aggregate stated principal balance
                        of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified
                        Enhancement Percentage (including O/C), which is equal to two times the initial Class A-1 and Class A-2 subordination percentage.

                        SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                        18.50%
                        or
                        (8.50%+0.75%)*2

TRIGGER EVENT           The situation that exists with respect to any
                        Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including
                        Mortgage Loans in foreclosure and REO Properties) and
                        (2) the Stated Principal Balance of all the Mortgage
                        Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 80% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage shown below.

DISTRIBUTION DATE OCCURRING        REQUIRED LOSS PERCENTAGE
----------------------------       ------------------------
November 2007 - October 2008       1.25% with respect to November 2007, plus an additional 1/12th of 0.50% for each month thereafter
November 2008 - October 2009       1.75% with respect to November 2008, plus an additional 1/12th of 0.25% for each month thereafter
November 2009 - October 2010       2.00% with respect to November 2009, plus an additional 1/12th of 0.25% for each month thereafter
November 2010 and thereafter       2.25%

PROSPECTUS              The Offered Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage
                        Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                        Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES    The following tables describe the mortgage loans and the
                        related mortgaged properties as of the close of business on the Statistical Calculation Date. The sum of the columns below may not equal the total indicated due to rounding.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1
                                         TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance          $745,265,184
Aggregate Original Principal Balance             $748,795,188
Number of Mortgage Loans                                4,611

                               MINIMUM   MAXIMUM   AVERAGE (1)
                               -------   -------   -----------
Original Principal Balance     $50,000   $896,000  $   162,393
Outstanding Principal Balance  $48,145   $891,121  $   161,628

                                                    WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE (2)
                               -------   -------   -----------
Original Term (mos)                120        360          356
Stated remaining Term (mos)        114        357          351
Loan Age (mos)                       3          7            5
Current Interest Rate            4.500%    12.000%       6.964%
Initial Interest Rate Cap(4)     1.000%     3.000%       2.983%
Periodic Rate Cap(4)             1.000%     1.500%       1.006%
Gross Margin(4)                  2.050%     9.150%       5.080%
Maximum Mortgage Rate(4)        10.500%    17.190%      12.927%
Minimum Mortgage Rate(4)         4.500%    11.050%       6.905%
Months to Roll(4)                    1        176           20
Original Loan-to-Value           14.12%    100.00%       77.96%
Credit Score (3)                   500        816          608

                                         EARLIEST    LATEST
                                         --------   --------
Maturity Date                            03/01/14   06/01/34

LIEN POSITION                  PERCENT OF MORTGAGE POOL
-------------                  ------------------------
1st Lien                                          99.53%
2nd Lien                                           0.47%

OCCUPANCY                      PERCENT OF MORTGAGE POOL
---------                      ------------------------
Primary                                           92.74%
Second Home                                        1.52%
Investment                                         5.74%

LOAN TYPE                      PERCENT OF MORTGAGE POOL
---------                      ------------------------
Fixed Rate                                        26.82%
ARM                                               73.18%

AMORTIZATION TYPE              PERCENT OF MORTGAGE POOL
-----------------              ------------------------
Fully Amortizing                                 100.00%
Interest Only                                      0.00%
Balloon                                            0.00%

YEAR OF ORIGINATION            PERCENT OF MORTGAGE POOL
-------------------            ------------------------
2004                                             100.00%

LOAN PURPOSE                   PERCENT OF MORTGAGE POOL
------------                   ------------------------
Purchase                                          23.88%
Refinance - Rate/Term                             10.25%
Refinance - Cashout                               65.87%

PROPERTY TYPE                  PERCENT OF MORTGAGE POOL
-------------                  ------------------------
Single Family Detached                            72.19%
Single Family Attached                             2.26%
Condominium - Low Rise                             3.97%
Condominium - High Rise                            0.27%
2-4 Family                                        13.89%
PUD Attached                                       1.01%
PUD Detached                                       5.36%
Manufactured Housing                               1.04%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1
                                         TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                                        AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE     BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
 RANGE OF MORTGAGE RATES      LOANS     OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
5.500% or less                    217  $ 47,483,774      6.37%    5.168%      641  $   218,819     76.19%   76.68%
5.501% to 6.000%                  570   115,368,094     15.48     5.827       640      202,400     76.06    63.33
6.001% to 6.500%                  611   111,329,981     14.94     6.313       620      182,209     77.48    66.36
6.501% to 7.000%                  920   158,425,766     21.26     6.805       611      172,202     78.02    57.54
7.001% to 7.500%                  688   105,329,379     14.13     7.298       597      153,095     79.01    60.83
7.501% to 8.000%                  662    96,443,681     12.94     7.777       593      145,685     79.49    52.63
8.001% to 8.500%                  390    50,430,546      6.77     8.280       576      129,309     80.00    63.00
8.501% to 9.000%                  279    34,370,697      4.61     8.782       564      123,192     78.63    57.06
9.001% to 9.500%                  123    13,357,686      1.79     9.284       556      108,599     76.09    69.74
9.501% to 10.000%                  80     6,890,036      0.92     9.790       552       86,125     75.16    64.05
10.001% to 10.500%                 32     2,965,885      0.40    10.297       550       92,684     76.08    91.16
10.501% to 11.000%                 27     2,063,407      0.28    10.743       580       76,422     81.16    73.01
11.001% to 11.500%                  8       540,407      0.07    11.260       542       67,551     82.83    74.92
11.501% to 12.000%                  4       265,845      0.04    11.866       569       66,461     84.06    35.65
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4,611  $745,265,184    100.00%    6.964%      608  $   161,628     77.96%   61.61%
-----------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.964% per annum.

REMAINING MONTHS TO STATED MATURITY

                                        AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
         RANGE OF           MORTGAGE     BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
 REMAINING TERMS (MONTHS)     LOANS     OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
109 to 120                          6  $    377,008      0.05%    7.354%      660  $    62,835     69.78%   70.48%
169 to 180                        114    10,795,967      1.45     7.314       618       94,701     73.53    72.34
229 to 240                         70     9,095,871      1.22     7.009       622      129,941     70.23    62.68
289 to 300                          1        84,543      0.01     7.950       536       84,543     61.82     0.00
349 to 360                      4,420   724,911,795     97.27     6.958       608      164,007     78.13    61.44
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4,611  $745,265,184    100.00%    6.964%      608  $   161,628     77.96%   61.61%
-----------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 351 months.

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1
                                         TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                        AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
 LOAN PRINCIPAL BALANCES      LOANS     OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
$50,000 or less                    70  $  3,478,641      0.47%    8.210%      589  $    49,695     62.58%   74.33%
$50,001 to $100,000             1,361   102,528,789     13.76     7.637       601       75,333     77.98    79.01
$100,001 to $150,000            1,230   152,857,929     20.51     7.134       603      124,275     77.80    72.23
$150,001 to $200,000              768   133,392,201     17.90     6.913       602      173,688     77.04    66.42
$200,001 to $250,000              428    96,253,770     12.92     6.841       603      224,892     77.22    59.63
$250,001 to $300,000              327    89,384,582     11.99     6.699       611      273,347     78.09    51.12
$300,001 to $350,000              165    53,465,653      7.17     6.759       615      324,034     80.58    49.52
$350,001 to $400,000              113    42,178,137      5.66     6.614       622      373,258     78.93    38.73
$400,001 to $450,000               71    30,035,098      4.03     6.526       625      423,030     78.75    36.64
$450,001 to $500,000               42    20,152,081      2.70     6.469       633      479,811     78.54    39.70
$500,001 to $550,000               13     6,726,346      0.90     6.495       642      517,411     82.48    46.35
$550,001 to $600,000               10     5,723,912      0.77     6.894       637      572,391     86.43    49.29
$600,001 to $650,000                3     1,894,715      0.25     5.926       619      631,572     78.25    66.19
$650,001 to $700,000                5     3,312,383      0.44     6.707       638      662,477     77.37    40.00
$700,001 to $750,000                2     1,450,351      0.19     6.703       638      725,176     67.43    48.48
$750,001 to $800,000                2     1,539,474      0.21     6.318       564      769,737     66.88   100.00
$850,001 to $900,000                1       891,121      0.12     6.550       685      891,121     70.00   100.00
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4,611  $745,265,184    100.00%    6.964%      608  $   161,628     77.96%   61.61%
-----------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $48,145 to approximately $891,121 and the average outstanding principal balance of the Mortgage Loans was approximately $161,628.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1
                                         TOTAL COLLATERAL SUMMARY

PRODUCT TYPES

                                        AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE     BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
   PRODUCT TYPES              LOANS     OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
10 Year Fixed Loans                 6  $    377,008      0.05%    7.354%      660  $    62,835     69.78%   70.48%
15 Year Fixed Loans               108    10,317,766      1.38     7.283       619       95,535     73.30    72.95
20 Year Fixed Loans                70     9,095,871      1.22     7.009       622      129,941     70.23    62.68
25 Year Fixed Loans                 1        84,543      0.01     7.950       536       84,543     61.82     0.00
30 Year Fixed Loans             1,163   179,997,395     24.15     7.111       636      154,770     76.23    62.57
6 Month LIBOR Loans                 2       270,310      0.04     6.431       580      135,155     80.78   100.00
2/28 LIBOR Loans                3,039   507,535,739     68.10     6.928       598      167,007     78.77    60.61
3/27 LIBOR Loans                  221    37,302,729      5.01     6.651       600      168,791     78.54    66.73
15/15 LIBOR Loans                   1       283,824      0.04     5.850       510      283,824     63.33   100.00
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4,611  $745,265,184    100.00%    6.964%      608  $   161,628     77.96%   61.61%
-----------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                        AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE     BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
     ADJUSTMENT TYPE          LOANS     OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
ARM                             3,263  $545,392,601     73.18%    6.908%      598  $   167,145     78.75%   61.07%
Fixed Rate                      1,348   199,872,583     26.82     7.116       635      148,273     75.79    63.10
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4,611  $745,265,184    100.00%    6.964%      608  $   161,628     77.96%   61.61%
-----------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1
                                         TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                        AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE     BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
 GEOGRAPHIC DISTRIBUTION      LOANS     OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
Alabama                            37  $  4,050,298      0.54%    7.175%      612  $   109,468     81.62%   80.59%
Alaska                              2       414,705      0.06     7.858       670      207,352     83.62    77.65
Arizona                            85    11,253,955      1.51     6.948       610      132,399     81.94    68.03
Arkansas                            8       661,228      0.09     7.674       626       82,654     76.86    75.19
California                        647   144,422,475     19.38     6.736       605      223,219     76.50    60.19
Colorado                           77    12,374,644      1.66     6.577       601      160,710     81.37    77.91
Connecticut                       102    16,385,987      2.20     6.973       607      160,647     77.69    59.59
Delaware                           16     2,246,636      0.30     6.916       624      140,415     81.35    89.27
Florida                           353    46,892,587      6.29     7.236       596      132,840     78.72    58.38
Georgia                           117    14,122,951      1.90     7.924       597      120,709     80.93    69.55
Hawaii                              3       957,160      0.13     6.723       597      319,053     68.71    33.07
Idaho                              11     1,017,682      0.14     7.024       617       92,517     83.61    86.80
Illinois                          170    24,439,190      3.28     7.233       605      143,760     79.81    70.42
Indiana                            51     4,843,450      0.65     7.473       608       94,970     82.08    72.35
Iowa                               16     1,303,242      0.17     7.641       587       81,453     79.16    79.02
Kansas                             15     1,764,936      0.24     7.187       575      117,662     77.11    51.67
Kentucky                           31     3,314,385      0.44     7.532       606      106,916     81.65    72.67
Louisiana                          37     3,700,086      0.50     7.659       613      100,002     80.58    68.61
Maine                              68     7,707,085      1.03     6.578       615      113,339     77.17    62.20
Maryland                           67    12,668,320      1.70     7.163       605      189,079     78.34    63.86
Massachusetts                     315    72,713,536      9.76     6.520       621      230,837     76.09    49.91
Michigan                          166    17,086,299      2.29     7.674       591      102,930     80.07    72.41
Minnesota                          53     7,780,446      1.04     6.873       597      146,801     77.90    71.89
Mississippi                         7       573,745      0.08     8.070       615       81,964     85.55    77.48
Missouri                           61     5,655,691      0.76     7.133       606       92,716     79.79    74.14
Montana                             3       360,456      0.05     6.072       622      120,152     82.65   100.00
Nebraska                            9       807,948      0.11     7.614       632       89,772     83.35    64.29
Nevada                             42     6,949,938      0.93     7.008       616      165,475     83.04    82.42
New Hampshire                      52     8,247,116      1.11     6.912       621      158,598     79.14    48.42
New Jersey                        212    41,237,984      5.53     7.056       610      194,519     77.15    53.24
New York                          467   113,247,579     15.20     6.655       619      242,500     75.09    46.51
North Carolina                    107    11,267,446      1.51     7.285       605      105,303     82.52    83.44
North Dakota                        1        64,810      0.01     8.750       504       64,810     65.00   100.00
Ohio                              127    12,909,295      1.73     7.401       602      101,648     83.07    80.98
Oklahoma                           11     1,117,460      0.15     7.247       600      101,587     84.15    87.84
Oregon                             26     3,329,397      0.45     6.884       601      128,054     80.34    86.73
Pennsylvania                      163    18,615,408      2.50     7.136       603      114,205     81.44    80.99
Rhode Island                       90    14,753,847      1.98     6.739       624      163,932     75.59    48.40
South Carolina                     27     2,531,291      0.34     7.430       608       93,752     77.64    76.51
Tennessee                          60     6,070,294      0.81     7.452       606      101,172     80.67    83.69
Texas                             387    40,917,833      5.49     7.577       591      105,731     78.01    69.76
Utah                               16     2,112,627      0.28     6.726       606      132,039     79.56    81.91
Vermont                            21     2,432,226      0.33     6.897       608      115,820     72.99    56.39
Virginia                          144    22,531,237      3.02     7.205       602      156,467     80.69    71.51
Washington                         57     9,002,896      1.21     7.292       615      157,946     84.67    91.97
West Virginia                       1        50,102      0.01     9.200       546       50,102     53.62   100.00
Wisconsin                          61     7,001,477      0.94     7.067       604      114,778     82.76    82.06
Wyoming                            12     1,355,799      0.18     6.322       635      112,983     84.72    90.46
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4,611  $745,265,184    100.00%    6.964%      608  $   161,628     77.96%   61.61%
-----------------------------------------------------------------------------------------------------------------

No more than approximately 0.32% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1
                                         TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                        AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
 RANGE OF ORIGINAL          MORTGAGE     BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
LOAN-TO-VALUE RATIOS          LOANS     OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
50.00% or less                    162  $ 19,636,662      2.63%    6.835%      589  $   121,214     41.83%   60.52%
50.01% to 55.00%                   86    14,096,439      1.89     6.803       589      163,912     52.99    59.28
55.01% to 60.00%                  143    20,794,916      2.79     6.845       586      145,419     57.86    50.58
60.01% to 65.00%                  263    43,231,724      5.80     6.933       587      164,379     63.42    55.63
65.01% to 70.00%                  360    63,326,948      8.50     7.013       589      175,908     68.68    49.20
70.01% to 75.00%                  490    86,312,567     11.58     6.966       588      176,148     73.99    51.59
75.01% to 80.00%                1,748   272,078,451     36.51     6.887       605      155,651     79.61    62.88
80.01% to 85.00%                  381    61,998,328      8.32     6.924       625      162,725     84.40    66.93
85.01% to 90.00%                  642   113,834,999     15.27     7.096       632      177,313     89.68    63.14
90.01% to 95.00%                  303    47,105,633      6.32     7.157       640      155,464     94.73    88.30
95.01% to 100.00%                  33     2,848,517      0.38     8.676       688       86,319     99.86    91.30
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4,611  $745,265,184    100.00%    6.964%      608  $   161,628     77.96%   61.61%
-----------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.12% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.47% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 81.16%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 24.44%.

LOAN PURPOSE

                                        AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE     BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
    LOAN PURPOSE              LOANS     OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
Refinance - Cashout             2,905  $490,905,573     65.87%    6.978%      600  $   168,986     75.69%   57.75%
Purchase                        1,217   177,938,718     23.88     6.875       631      146,211     83.30    68.26
Refinance - Rate Term             489    76,420,893     10.25     7.082       603      156,280     80.09    70.94
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4,611  $745,265,184    100.00%    6.964%      608  $   161,628     77.96%   61.61%
-----------------------------------------------------------------------------------------------------------------

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1
                                         TOTAL COLLATERAL SUMMARY

PROPERTY TYPE

                                        AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE     BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
    PROPERTY TYPE             LOANS     OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
Single Family Detached          3,485  $538,027,937     72.19%    6.983%      602  $   154,384     77.74%   63.61%
Two-to-Four Family                458   103,527,305     13.89     6.821       642      226,042     77.76    46.28
PUD Detached                      216    39,968,660      5.36     7.018       599      185,040     80.51    67.20
Condominium - Low Rise            194    29,596,828      3.97     6.862       621      152,561     78.70    54.72
Single Family Attached            124    16,862,387      2.26     7.230       588      135,987     76.56    67.37
Manufactured Housing               77     7,726,737      1.04     7.370       629      100,347     80.35    99.22
PUD Attached                       47     7,531,161      1.01     6.707       610      160,237     82.78    74.72
Condominium - High Rise            10     2,024,169      0.27     6.866       598      202,417     68.70    63.66
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4,611  $745,265,184    100.00%    6.964%      608  $   161,628     77.96%   61.61%
-----------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                        AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE     BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
  DOCUMENTATION               LOANS     OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
Full Documentation              3,143  $459,161,675     61.61%    6.919%      599  $   146,090     78.98%  100.00%
Stated Documentation            1,417   276,734,988     37.13     7.019       621      195,296     76.28     0.00
Lite Documentation                 33     5,774,353      0.77     7.629       587      174,980     73.71     0.00
No Documentation                   18     3,594,168      0.48     7.399       712      199,676     83.44     0.00
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4,611  $745,265,184    100.00%    6.964%      608  $   161,628     77.96%   61.61%
-----------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1
                                         TOTAL COLLATERAL SUMMARY

OCCUPANCY

                                        AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE     BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
 OCCUPANCY                    LOANS     OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
Primary                         4,246  $691,155,788     92.74%    6.931%      605  $   162,778     77.95%   63.49%
Investment                        288    42,745,210      5.74     7.511       655      148,421     77.37    41.02
Second Home                        77    11,364,186      1.52     6.922       627      147,587     80.36    24.51
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4,611  $745,265,184    100.00%    6.964%      608  $   161,628     77.96%   61.61%
-----------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                        AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOAN AGE           MORTGAGE     BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
   (MONTHS)                   LOANS     OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
3                                   1  $    144,564      0.02%    5.990%      533  $   144,564     77.54%  100.00%
4                                 836   124,006,514     16.64     6.675       598      148,333     79.49    88.26
5                               3,281   528,947,697     70.97     6.969       607      161,215     77.96    62.86
6                                 442    83,257,008     11.17     7.255       631      188,364     75.76    17.70
7                                  51     8,909,402      1.20     7.999       621      174,694     76.77    26.12
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4,611  $745,265,184    100.00%    6.964%      608  $   161,628     77.96%   61.61%
-----------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                        AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF   PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT         MORTGAGE     BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
  PENALTY TERM                LOANS     OUTSTANDING    POOL    COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------------------------------------------------------------------------------------------------
None                            1,350  $211,060,447     28.32%    7.090%      603  $   156,341     77.67%   58.15%
12 Months                         290    62,143,384      8.34     6.687       639      214,288     73.72    45.67
24 Months                       2,067   344,041,211     46.16     6.907       598      166,445     79.22    63.24
30 Months                           9     1,782,464      0.24     6.572       619      198,052     83.22   100.00
36 Months                         895   126,237,679     16.94     7.053       627      141,048     77.01    70.25
-----------------------------------------------------------------------------------------------------------------
TOTAL:                          4,611  $745,265,184    100.00%    6.964%      608  $   161,628     77.96%   61.61%
-----------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        TOTAL COLLATERAL SUMMARY

CREDIT SCORES

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
Not Available                 13     $  1,144,601      0.15%      7.765%         0        $ 88,046       68.64%     79.02%
500 to 500                    16        2,324,173      0.31       8.171        500         145,261       75.07      39.31
501 to 525                   454       68,126,121      9.14       7.779        514         150,058       74.47      72.13
526 to 550                   539       83,917,105     11.26       7.641        538         155,690       74.10      70.28
551 to 575                   527       83,809,455     11.25       7.355        563         159,031       74.08      58.17
576 to 600                   642      102,903,454     13.81       6.988        588         160,286       76.80      67.72
601 to 625                   749      113,517,340     15.23       6.718        613         151,559       79.60      70.77
626 to 650                   690      110,359,982     14.81       6.581        638         159,942       80.22      62.86
651 to 675                   462       81,533,445     10.94       6.429        662         176,479       80.15      52.44
676 to 700                   242       43,845,194      5.88       6.432        686         181,178       81.46      48.85
701 to 725                   156       28,422,005      3.81       6.670        712         182,192       82.07      33.74
726 to 750                    74       14,739,498      1.98       6.749        737         199,182       83.97      31.96
751 to 775                    32        7,650,177      1.03       6.686        758         239,068       81.54      23.35
776 to 800                    11        2,303,315      0.31       6.973        789         209,392       85.21      10.51
801 to 816                     4          669,318      0.09       6.293        811         167,330       84.31      88.10
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                     4,611     $745,265,184    100.00%      6.964%       608        $161,628       77.96%     61.61%
-------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 500 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 608.

CREDIT GRADE

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL
CREDIT GRADE               LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
AA+                          344     $ 54,336,135      7.29%      7.175%       695        $ 157,954      84.89%     44.97%
AA                         1,860      314,732,424     42.23       6.689        615          169,211      77.93      60.15
A                            611       98,595,539     13.23       7.253        554          161,367      75.61      68.74
B                            488       76,713,461     10.29       7.687        542          157,200      73.22      64.99
C                            119       15,645,009      2.10       8.412        538          131,471      66.95      62.23
CC                            45        6,466,590      0.87       9.189        549          143,702      63.19      96.87
NG                         1,144      178,776,025     23.99       6.708        635          156,273      80.73      62.53
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                     4,611     $745,265,184    100.00%      6.964%       608        $ 161,628      77.96%     61.61%
-------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        TOTAL COLLATERAL SUMMARY

GROSS MARGINS

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
RANGE OF GROSS MARGINS     LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%               1     $    131,307      0.02%      4.550%       668        $ 131,307      80.00%     100.00%
2.501% to 3.000%              11        2,717,744      0.50       5.087        683          247,068      70.44       35.54
3.001% to 3.500%              90       19,521,407      3.58       5.306        648          216,905      72.89       61.76
3.501% to 4.000%             260       54,386,401      9.97       5.797        639          209,178      75.66       61.77
4.001% to 4.500%             517       90,654,421     16.62       6.229        628          175,347      79.05       59.16
4.501% to 5.000%             672      115,828,546     21.24       6.635        604          172,364      80.17       58.67
5.001% to 5.500%             615      100,275,347     18.39       7.109        585          163,049      78.63       56.32
5.501% to 6.000%             448       69,937,239     12.82       7.523        574          156,110      79.73       61.00
6.001% to 6.500%             305       44,015,867      8.07       7.950        559          144,314      79.73       68.60
6.501% to 7.000%             192       28,066,179      5.15       8.308        560          146,178      80.22       73.28
7.001% to 7.500%              84       10,540,088      1.93       8.764        552          125,477      79.53       72.54
7.501% to 8.000%              51        7,195,442      1.32       9.218        540          141,087      74.87       78.02
8.001% to 8.500%              11        1,146,931      0.21       9.359        552          104,266      73.48       61.69
8.501% to 9.000%               5          647,353      0.12       9.890        514          129,471      79.25       79.96
9.001% to 9.500%               1          328,328      0.06      10.450        535          328,328      70.00      100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,263     $545,392,601    100.00%      6.908%       598        $ 167,145      78.75%      61.07%
--------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.050% per annum to 9.150% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.080% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        TOTAL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

                                      AGGREGATE       PERCENT                WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE     PERCENT
RANGE OF MAXIMUM         MORTGAGE     BALANCE        MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL
MORTGAGE RATES            LOANS      OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
11.000% or less               68     $ 15,508,672      2.84%       4.818%      653        $ 228,069      77.86%      81.19%
11.001% to 11.500%           130       27,693,916      5.08        5.332       632          213,030      76.02       72.96
11.501% to 12.000%           401       79,422,234     14.56        5.820       630          198,060      78.37       63.26
12.001% to 12.500%           456       83,426,471     15.30        6.301       609          182,953      78.80       66.07
12.501% to 13.000%           652      112,845,904     20.69        6.793       602          173,077      79.12       56.30
13.001% to 13.500%           502       78,412,147     14.38        7.286       585          156,199      79.54       59.54
13.501% to 14.000%           458       69,427,957     12.73        7.752       577          151,589      79.11       51.74
14.001% to 14.500%           265       35,338,407      6.48        8.228       565          133,352      80.17       64.97
14.501% to 15.000%           192       25,845,223      4.74        8.742       557          134,611      79.09       56.96
15.001% to 15.500%            76       10,307,325      1.89        9.133       542          135,623      75.13       60.56
15.501% to 16.000%            40        4,560,059      0.84        9.588       549          114,001      75.14       57.21
16.001% to 16.500%            12        1,480,265      0.27       10.122       526          123,355      72.42       90.63
16.501% to 17.000%             9          924,193      0.17       10.533       561          102,688      70.57       73.18
17.001% to 17.500%             2          199,827      0.04       10.449       528           99,914      76.02      100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,263     $545,392,601    100.00%       6.908%      598        $ 167,145      78.75%      61.07%
--------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 17.190% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.927% per annum.

NEXT RATE ADJUSTMENT DATE

                                       AGGREGATE      PERCENT                WEIGHTED      AVERAGE      WEIGHTED
                           NUMBER OF   PRINCIPAL        OF       WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                            MORTGAGE    BALANCE      MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
NEXT RATE ADJUSTMENT DATE    LOANS    OUTSTANDING      POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
October 2004                     2    $    270,310     0.05%      6.431%       580        $ 135,155      80.78%     100.00%
February 2006                   37       6,926,416     1.27       7.873        629          187,200      77.24       27.78
March 2006                     337      61,890,193    11.35       7.385        616          183,650      76.36       17.87
April 2006                   2,147     359,578,589    65.93       6.931        596          167,480      78.93       62.02
May 2006                       517      78,995,977    14.48       6.474        590          152,797      80.08       90.47
June 2006                        1         144,564     0.03       5.990        533          144,564      77.54      100.00
February 2007                    4         523,633     0.10       7.832        585          130,908      73.24        0.00
March 2007                      17       2,740,028     0.50       7.556        597          161,178      79.82       12.81
April 2007                     153      25,804,046     4.73       6.669        599          168,654      77.31       68.85
May 2007                        47       8,235,021     1.51       6.218        607          175,213      82.31       82.27
May 2019                         1         283,824     0.05       5.850        510          283,824      63.33      100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,263    $545,392,601   100.00%      6.908%       598        $ 167,145      78.75%      61.07%
--------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP A COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                            $591,046,470
Aggregate Original Principal Balance                               $593,818,777
Number of Mortgage Loans                                                  3,898

                                           MINIMUM    MAXIMUM         AVERAGE (1)
                                           -------    --------        ----------
Original Principal Balance                 $50,000    $504,000        $152,339
Outstanding Principal Balance              $48,145    $497,580        $151,628

                                           MINIMUM    MAXIMUM     WEIGHTED AVERAGE (2)
                                           -------    -------     --------------------
Original Term (mos)                           120        360              356
Stated remaining Term (mos)                   114        357              351
Loan Age (mos)                                  3          7                5
Current Interest Rate                       4.500%    11.900%           6.990%
Initial Interest Rate Cap(4)                1.000%     3.000%           2.984%
Periodic Rate Cap(4)                        1.000%     1.500%           1.005%
Gross Margin(4)                             2.050%     7.999%           5.093%
Maximum Mortgage Rate(4)                   10.500%    17.190%          12.958%
Minimum Mortgage Rate(4)                    4.500%    10.650%           6.935%
Months to Roll(4)                               1        176               20
Original Loan-to-Value                      14.12%    100.00%           78.05%
Credit Score (3)                              500        809              606

                                                      EARLIEST     LATEST
                                                      --------    --------
Maturity Date                                         03/01/14    06/01/34

LIEN POSITION                  PERCENT OF MORTGAGE POOL
-------------                  ------------------------
1st Lien                                99.76%
2nd Lien                                 0.24%

OCCUPANCY                      PERCENT OF MORTGAGE POOL
---------                      ------------------------
Primary                                 92.25%
Second Home                              1.62%
Investment                               6.13%

LOAN TYPE                      PERCENT OF MORTGAGE POOL
---------                      ------------------------
Fixed Rate                              24.98%
ARM                                     75.02%

AMORTIZATION TYPE              PERCENT OF MORTGAGE POOL
-----------------              ------------------------
Fully Amortizing                       100.00%
Interest Only                            0.00%
Balloon                                  0.00%

YEAR OF ORIGINATION            PERCENT OF MORTGAGE POOL
-------------------            ------------------------
2004                                   100.00%

LOAN PURPOSE                   PERCENT OF MORTGAGE POOL
------------                   ------------------------
Purchase                                25.55%
Refinance - Rate/Term                   10.09%
Refinance - Cashout                     64.36%

PROPERTY TYPE                  PERCENT OF MORTGAGE POOL
-------------                  ------------------------
Single Family Detached                 71.27%
Single Family Attached                  2.26%
Condominium - Low Rise                  3.99%
Condominium - High Rise                 0.20%
2-4 Family                             15.14%
PUD Attached                            0.97%
PUD Detached                            5.20%
Manufactured Housing                    0.97%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP A COLLATERAL SUMMARY

MORTGAGE RATES

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                         MORTGAGE      BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL
RANGE OF MORTGAGE RATES    LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
5.500% or less              183      $ 35,308,769      5.97%       5.171%      638        $ 192,944      74.99%     78.44%
5.501% to 6.000%            468        83,841,423     14.19        5.823       637          179,148      75.99      69.51
6.001% to 6.500%            526        90,242,615     15.27        6.316       622          171,564      77.60      68.63
6.501% to 7.000%            785       124,625,458     21.09        6.811       611          158,759      78.60      61.35
7.001% to 7.500%            604        87,333,127     14.78        7.299       597          144,591      78.88      63.07
7.501% to 8.000%            566        79,280,431     13.41        7.778       590          140,071      79.29      56.30
8.001% to 8.500%            340        44,558,969      7.54        8.277       577          131,056      80.14      62.97
8.501% to 9.000%            223        26,792,266      4.53        8.786       557          120,145      78.54      59.71
9.001% to 9.500%            100        10,537,284      1.78        9.279       558          105,373      76.24      67.84
9.501% to 10.000%            62         5,369,998      0.91        9.779       551           86,613      75.38      59.32
10.001% to 10.500%           21         1,749,750      0.30       10.267       547           83,321      79.08      88.65
10.501% to 11.000%           12           912,991      0.15       10.754       600           76,083      90.20      87.85
11.001% to 11.500%            5           322,329      0.05       11.182       515           64,466      73.08      57.96
11.501% to 12.000%            3           171,060      0.03       11.791       538           57,020      75.23       0.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                    3,898      $591,046,470    100.00%       6.990%      606        $ 151,628      78.05%     64.46%
-------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 11.900% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.990% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
RANGE OF                 MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL      FULL
REMAINING TERMS (MONTHS)   LOANS     OUTSTANDING      POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
109 to 120                     5     $    313,850       0.05%     7.303%       652       $   62,770      68.79%     84.66%
169 to 180                    87        8,381,928       1.42      7.413        613           96,344      73.13      70.79
229 to 240                    48        6,728,631       1.14      6.881        619          140,180      69.61      70.74
289 to 300                     1           84,543       0.01      7.950        536           84,543      61.82       0.00
349 to 360                 3,757      575,537,517      97.38      6.985        606          153,191      78.23      64.29
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,898     $591,046,470     100.00%     6.990%       606       $  151,628      78.05%     64.46%
-------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 351 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP A COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       AGGREGATE     PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                            NUMBER OF   PRINCIPAL      OF        WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE     MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL     FULL
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING    POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
$50,000 or less                 46     $  2,285,899    0.39%      8.271%       584        $ 49,693        61.32%     71.78%
$50,001 to $100,000          1,091       83,253,950   14.09       7.580        603          76,310        78.26      78.38
$100,001 to $150,000         1,139      141,820,933   23.99       7.114        603         124,514        77.89      72.78
$150,001 to $200,000           725      126,103,091   21.34       6.897        601         173,935        77.05      66.68
$200,001 to $250,000           409       92,050,919   15.57       6.818        603         225,063        77.48      59.93
$250,001 to $300,000           316       86,363,325   14.61       6.696        610         273,302        78.39      51.91
$300,001 to $350,000           117       37,230,629    6.30       6.755        616         318,211        81.20      51.97
$350,001 to $400,000            31       11,547,713    1.95       6.760        642         372,507        80.19      25.50
$400,001 to $450,000            17        7,075,503    1.20       6.540        675         416,206        82.15      23.46
$450,001 to $500,000             6        2,818,742    0.48       6.441        659         469,790        84.71      83.31
$500,001 to $550,000             1          495,766    0.08       5.900        705         495,766        90.00     100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,898     $591,046,470  100.00%      6.990%       606        $151,628        78.05%     64.46%
--------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $48,145 to approximately $497,580 and the average outstanding principal balance of the Mortgage Loans was approximately $151,628.

PRODUCT TYPES

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                         MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL      FULL
PRODUCT TYPES              LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
10 Year Fixed Loans            5     $    313,850      0.05%      7.303%       652       $   62,770      68.79%      84.66%
15 Year Fixed Loans           81        7,903,727      1.34       7.378        614           97,577      72.81       71.50
20 Year Fixed Loans           48        6,728,631      1.14       6.881        619          140,180      69.61       70.74
25 Year Fixed Loans            1           84,543      0.01       7.950        536           84,543      61.82        0.00
30 Year Fixed Loans          893      132,628,242     22.44       7.141        634          148,520      76.11       65.36
6 Month LIBOR Loans            2          270,310      0.05       6.431        580          135,155      80.78      100.00
2/28 LIBOR Loans           2,678      413,994,264     70.04       6.960        598          154,591      78.86       63.32
3/27 LIBOR Loans             189       28,839,079      4.88       6.666        601          152,588      79.16       72.63
15/15 LIBOR Loans              1          283,824      0.05       5.850        510          283,824      63.33      100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,898     $591,046,470    100.00%      6.990%       606       $  151,628      78.05%      64.46%
--------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL        OF        WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                         MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL     FULL
ADJUSTMENT TYPE            LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------
ARM                        2,870     $443,387,476     75.02%      6.939%       598        $ 154,490      78.87%      63.97%
Fixed Rate                 1,028      147,658,993     24.98       7.142        632          143,637      75.61       65.94
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,898     $591,046,470    100.00%      6.990%       606        $ 151,628      78.05%      64.46%
--------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP A COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL        OF        WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL     FULL
GEOGRAPHIC DISTRIBUTION   LOANS      OUTSTANDING      POOL        COUPON      SCORE      OUTSTANDING       LTV        DOC
---------------------------------------------------------------------------------------------------------------------------
Alabama                       29     $  3,533,683      0.60%      7.166%       610        $ 121,851      83.28%      87.57%
Alaska                         1           92,696      0.02       9.100        554           92,696      78.81        0.00
Arizona                       78       10,665,218      1.80       6.931        611          136,734      82.26       68.05
Arkansas                       7          595,478      0.10       7.826        625           85,068      77.20       72.45
California                   506       95,400,354     16.14       6.775        601          188,538      75.33       65.55
Colorado                      69       10,745,061      1.82       6.560        602          155,726      81.67       77.84
Connecticut                   92       13,496,117      2.28       6.950        605          146,697      77.08       62.85
Delaware                       9        1,645,940      0.28       6.736        632          182,882      82.10       85.35
Florida                      307       40,249,891      6.81       7.231        595          131,107      79.22       59.67
Georgia                      105       12,547,208      2.12       7.755        602          119,497      81.90       72.16
Hawaii                         2          316,516      0.05       6.871        627          158,258      55.98      100.00
Idaho                          7          648,794      0.11       6.610        620           92,685      82.98       79.29
Illinois                     160       22,518,679      3.81       7.206        603          140,742      80.16       71.33
Indiana                       47        4,574,027      0.77       7.425        611           97,320      82.58       70.72
Iowa                          12          998,107      0.17       7.573        592           83,176      80.28       82.04
Kansas                        10          977,359      0.17       7.197        589           97,736      83.02       63.58
Kentucky                      23        2,611,140      0.44       7.620        605          113,528      82.47       74.59
Louisiana                     31        2,931,217      0.50       7.634        607           94,555      78.52       76.61
Maine                         46        5,326,135      0.90       6.616        618          115,786      77.85       63.97
Maryland                      55        9,178,517      1.55       7.405        595          166,882      78.10       64.83
Massachusetts                278       60,763,641     10.28       6.523        622          218,574      76.47       52.54
Michigan                     138       14,495,751      2.45       7.633        597          105,042      80.17       70.70
Minnesota                     50        7,476,265      1.26       6.799        597          149,525      77.81       70.75
Mississippi                    6          521,650      0.09       8.007        613           86,942      84.60       75.24
Missouri                      53        4,827,251      0.82       7.139        605           91,080      79.74       80.39
Montana                        3          360,456      0.06       6.072        622          120,152      82.65      100.00
Nebraska                       9          807,948      0.14       7.614        632           89,772      83.35       64.29
Nevada                        40        6,183,130      1.05       6.931        618          154,578      81.55       80.24
New Hampshire                 48        7,609,910      1.29       6.928        624          158,540      79.37       51.81
New Jersey                   191       34,621,909      5.86       7.030        609          181,267      76.84       57.78
New York                     381       83,608,791     14.15       6.728        613          219,446      74.84       49.86
North Carolina                90        9,973,863      1.69       7.211        607          110,821      82.79       84.19
Ohio                          92       10,042,258      1.70       7.329        607          109,155      84.82       80.77
Oklahoma                       9          996,926      0.17       7.236        594          110,770      84.60       86.37
Oregon                        23        2,963,296      0.50       6.786        605          128,839      79.52       85.09
Pennsylvania                 126       14,621,117      2.47       7.184        604          116,041      82.39       81.18
Rhode Island                  76       12,379,414      2.09       6.709        620          162,887      75.53       52.68
South Carolina                18        2,009,253      0.34       7.438        605          111,625      78.18       73.39
Tennessee                     45        4,352,441      0.74       7.567        613           96,721      83.40       84.40
Texas                        351       35,844,746      6.06       7.624        588          102,122      78.31       70.43
Utah                          15        2,062,910      0.35       6.699        606          137,527      80.04       81.48
Vermont                       19        2,191,346      0.37       6.889        604          115,334      71.81       62.58
Virginia                     124       18,038,550      3.05       7.195        603          145,472      80.46       71.90
Washington                    45        7,023,774      1.19       7.042        616          156,084      84.89       91.64
West Virginia                  1           50,102      0.01       9.200        546           50,102      53.62      100.00
Wisconsin                     59        6,811,834      1.15       7.085        605          115,455      83.14       82.44
Wyoming                       12        1,355,799      0.23       6.322        635          112,983      84.72       90.46
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,898     $591,046,470    100.00%      6.990%       606        $ 151,628      78.05%      64.46%
--------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.37% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP A COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF      WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE    PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
LOAN-TO-VALUE RATIOS       LOANS     OUTSTANDING       POOL      COUPON       SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
50.00% or less               133     $ 15,579,004      2.64%       6.817%      591        $ 117,135      41.54%     64.98%
50.01% to 55.00%              68       10,478,552      1.77        6.856       586          154,096      53.04      54.45
55.01% to 60.00%             125       18,011,107      3.05        6.819       590          144,089      57.84      53.09
60.01% to 65.00%             214       33,573,295      5.68        6.936       584          156,885      63.36      58.44
65.01% to 70.00%             293       47,520,360      8.04        7.018       586          162,186      68.80      51.88
70.01% to 75.00%             399       63,798,079     10.79        7.026       587          159,895      74.00      56.66
75.01% to 80.00%           1,517      225,800,458     38.20        6.904       605          148,847      79.64      64.33
80.01% to 85.00%             313       46,320,249      7.84        7.005       623          147,988      84.46      73.23
85.01% to 90.00%             547       89,103,451     15.08        7.151       626          162,895      89.72      67.26
90.01% to 95.00%             267       38,930,718      6.59        7.183       642          145,808      94.75      87.83
95.01% to 100.00%             22        1,931,197      0.33        8.136       700           87,782      99.88      97.01
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,898     $591,046,470    100.00%       6.990%      606        $ 151,628      78.05%     64.46%
-------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.12% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.24% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 82.66%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 23.72%.

LOAN PURPOSE

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL      FULL
LOAN PURPOSE               LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout        2,408     $380,420,820     64.36%      7.013%       598        $ 157,982      75.65%     60.40%
Purchase                   1,084      151,008,619     25.55       6.881        630          139,307      83.21      70.78
Refinance - Rate Term        406       59,617,031     10.09       7.124        600          146,840      80.30      74.38
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,898     $591,046,470    100.00%      6.990%       606        $ 151,628      78.05%     64.46%
-------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP A COLLATERAL SUMMARY

PROPERTY TYPE

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL        OF        WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
PROPERTY TYPE              LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV       DOC
---------------------------------------------------------------------------------------------------------------------------
Single Family Detached     2,935     $421,255,527     71.27%      7.012%       600        $143,528       77.81%      67.02%
Two-to-Four Family           404       89,456,716     15.14       6.805        638         221,428       77.74       47.98
PUD Detached                 186       30,751,929      5.20       7.074        599         165,333       81.52       69.50
Condominium - Low Rise       173       23,592,164      3.99       7.049        618         136,371       78.55       58.75
Single Family Attached       100       13,365,401      2.26       7.187        589         133,654       76.59       70.64
Manufactured Housing          53        5,741,328      0.97       7.227        630         108,327       79.92      100.00
PUD Attached                  39        5,722,313      0.97       6.844        600         146,726       82.14       78.11
Condominium - High Rise        8        1,161,092      0.20       7.217        592         145,136       77.39       75.24
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,898     $591,046,470    100.00%      6.990%       606        $151,628       78.05%      64.46%
--------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL     FULL
DOCUMENTATION              LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV       DOC
---------------------------------------------------------------------------------------------------------------------------
Full Documentation         2,696     $380,998,818     64.46%      6.927%       598        $141,320       79.03%     100.00%
Stated Documentation       1,162      203,662,383     34.46       7.098        620         175,269       76.26        0.00
Lite Documentation            25        4,109,384      0.70       7.381        599         164,375       73.66        0.00
No Documentation              15        2,275,885      0.39       7.202        714         151,726       82.76        0.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,898     $591,046,470    100.00%      6.990%       606        $151,628       78.05%      64.46%
--------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP A COLLATERAL SUMMARY

OCCUPANCY

                                      AGGREGATE       PERCENT                WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                          MORTGAGE     BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL     FULL
OCCUPANCY                  LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------
Primary                    3,591     $545,263,902     92.25%      6.960%       603        $151,842       78.03%     66.63%
Investment                   239       36,233,894      6.13       7.475        655         151,606       77.86      41.89
Second Home                   68        9,548,675      1.62       6.870        623         140,422       80.16      26.03
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,898     $591,046,470    100.00%      6.990%       606        $151,628       78.05%     64.46%
-------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                      AGGREGATE      PERCENT                 WEIGHTED       AVERAGE     WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED    AVERAGE       PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOAN AGE        MORTGAGE      BALANCE       MORTGAGE     AVERAGE     CREDIT        BALANCE    ORIGINAL      FULL
(MONTHS)                   LOANS     OUTSTANDING       POOL       COUPON      SCORE       OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
3                              1     $    144,564      0.02%      5.990%       533        $ 144,564       77.54%    100.00%
4                            699      101,131,961     17.11       6.678        596          144,681       79.50      89.73
5                          2,793      421,703,819     71.35       7.004        606          150,986       78.07      65.96
6                            366       61,678,135     10.44       7.321        626          168,519       75.79      16.32
7                             39        6,387,991      1.08       7.837        632          163,795       75.77      29.79
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,898     $591,046,470    100.00%      6.990%       606        $ 151,628       78.05%     64.46%
--------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL        OF        WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
ORIGINAL PREPAYMENT      MORTGAGE      BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL
PENALTY TERM               LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
None                       1,171     $173,687,836     29.39%      7.118%       601        $ 148,324      77.84%      61.14%
12 Months                    233       45,193,180      7.65       6.734        632          193,962      72.99       51.62
24 Months                  1,793      273,330,510     46.25       6.929        599          152,443      79.35       65.75
30 Months                      9        1,782,464      0.30       6.572        619          198,052      83.22      100.00
36 Months                    692       97,052,480     16.42       7.060        625          140,249      77.05       72.10
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,898     $591,046,470    100.00%      6.990%       606        $ 151,628      78.05%      64.46%
--------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP A COLLATERAL SUMMARY

CREDIT SCORES

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                          MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
Not Available                 11     $    952,415       0.16%      7.935%       NA        $ 86,583       68.51%     74.79%
500 to 500                    16        2,324,173       0.39       8.171       500         145,261       75.07      39.31
501 to 525                   380       54,583,439       9.24       7.741       514         143,641       74.95      75.03
526 to 550                   460       68,468,944      11.58       7.689       538         148,846       74.35      71.57
551 to 575                   447       67,540,736      11.43       7.377       563         151,098       73.73      62.00
576 to 600                   533       79,749,722      13.49       7.028       588         149,624       77.60      72.52
601 to 625                   642       93,992,109      15.90       6.700       613         146,405       79.63      72.99
626 to 650                   593       88,717,438      15.01       6.599       638         149,608       80.21      64.38
651 to 675                   384       61,101,490      10.34       6.487       662         159,118       80.34      53.95
676 to 700                   205       34,045,390       5.76       6.429       686         166,075       81.27      50.19
701 to 725                   132       21,823,182       3.69       6.629       712         165,327       81.75      38.79
726 to 750                    57       10,039,802       1.70       6.868       736         176,137       84.07      34.48
751 to 775                    26        5,692,116       0.96       6.823       758         218,928       81.67      27.55
776 to 800                     9        1,740,147       0.29       7.214       786         193,350       85.43      13.91
801 to 809                     3          275,366       0.05       6.926       805          91,789       90.48      71.08
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,898     $591,046,470     100.00%      6.990%      606        $151,628       78.05%     64.46%
-------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 500 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 606.

CREDIT GRADE

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE       WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE       ORIGINAL     FULL
CREDIT GRADE               LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV        DOC
---------------------------------------------------------------------------------------------------------------------------
AA+                          291     $ 42,169,031      7.13%      7.230%       694        $ 144,911      84.86%      48.62%
AA                         1,557      241,249,975     40.82       6.736        611          154,945      77.91       62.33
A                            514       78,292,080     13.25       7.302        554          152,319      75.83       72.98
B                            405       60,604,382     10.25       7.703        542          149,640      73.46       69.59
C                            105       14,331,093      2.42       8.401        538          136,487      66.69       63.33
CC                            25        3,672,782      0.62       8.823        558          146,911      63.17      100.00
NG                         1,001      150,727,127     25.50       6.703        635          150,577      80.82       65.07
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,898     $591,046,470    100.00%      6.990%       606        $ 151,628      78.05%      64.46%
--------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP A COLLATERAL SUMMARY

GROSS MARGINS

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL        OF        WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                          MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
RANGE OF GROSS MARGINS     LOANS     OUTSTANDING      POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%               1     $    131,307      0.03%      4.550%       668         $131,307      80.00%     100.00%
2.501% to 3.000%               8        1,677,764      0.38       5.145        682          209,721      71.22       57.58
3.001% to 3.500%              80       15,987,658      3.61       5.319        651          199,846      71.96       64.18
3.501% to 4.000%             226       40,734,023      9.19       5.836        640          180,239      75.77       65.65
4.001% to 4.500%             450       72,046,979     16.25       6.222        626          160,104      78.70       64.43
4.501% to 5.000%             593       94,609,862     21.34       6.661        604          159,544      79.94       60.57
5.001% to 5.500%             545       81,720,280     18.43       7.135        587          149,945      79.23       59.58
5.501% to 6.000%             409       60,064,336     13.55       7.540        575          146,857      80.16       64.18
6.001% to 6.500%             272       37,981,660      8.57       7.960        559          139,638      79.41       69.70
6.501% to 7.000%             172       23,630,000      5.33       8.325        561          137,384      79.87       72.23
7.001% to 7.500%              79        9,836,145      2.22       8.771        553          124,508      80.38       75.59
7.501% to 8.000%              35        4,967,460      1.12       9.081        544          141,927      77.63       72.39
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,870     $443,387,476    100.00%      6.939%       598         $154,490      78.87%      63.97%
--------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.050% per annum to 7.999% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.093% per annum.

MAXIMUM MORTGAGE RATES

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL        OF        WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
MORTGAGE RATES             LOANS     OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
11.000% or less               57     $ 11,348,461      2.56%      4.825%       655        $ 199,096      77.33%      83.74%
11.001% to 11.500%           112       21,221,984      4.79       5.329        630          189,482      74.91       73.59
11.501% to 12.000%           344       60,692,722     13.69       5.813        629          176,432      78.29       71.28
12.001% to 12.500%           402       68,061,966     15.35       6.299        612          169,308      78.92       68.20
12.501% to 13.000%           573       89,887,144     20.27       6.803        603          156,871      79.82       59.76
13.001% to 13.500%           455       66,464,629     14.99       7.294        585          146,076      79.38       62.34
13.501% to 14.000%           415       59,494,225     13.42       7.751        578          143,360      78.97       54.95
14.001% to 14.500%           240       32,250,038      7.27       8.230        567          134,375      80.03       63.27
14.501% to 15.000%           167       21,421,565      4.83       8.732        554          128,273      79.04       60.50
15.001% to 15.500%            64        7,559,413      1.70       9.167        545          118,116      75.79       61.66
15.501% to 16.000%            31        3,699,936      0.83       9.524        551          119,353      76.05       50.77
16.001% to 16.500%             6          733,719      0.17       9.937        518          122,286      78.98       81.09
16.501% to 17.000%             3          412,040      0.09      10.477        585          137,347      79.99       87.10
17.001% to 17.500%             1          139,636      0.03      10.190        536          139,636      70.00      100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,870     $443,387,476    100.00%      6.939%       598        $ 154,490      78.87%      63.97%
--------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 17.190% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.958% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP A COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

                                         AGGREGATE    PERCENT                WEIGHTED      AVERAGE      WEIGHTED
                             NUMBER OF   PRINCIPAL      OF       WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                              MORTGAGE    BALANCE     MORTGAGE   AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
NEXT RATE ADJUSTMENT DATE      LOANS    OUTSTANDING    POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
October 2004                       2    $    270,310    0.06%     6.431%       580        $135,155       80.78%     100.00%
February 2006                     29       5,039,241    1.14      7.770        643         173,767       76.74       31.64
March 2006                       288      48,241,014   10.88      7.424        616         167,504       76.37       16.79
April 2006                     1,892     291,503,207   65.74      6.976        596         154,071       79.00       65.17
May 2006                         468      69,066,238   15.58      6.510        590         147,577       80.15       90.25
June 2006                          1         144,564    0.03      5.990        533         144,564       77.54      100.00
February 2007                      3         388,126    0.09      7.250        600         129,375       70.88        0.00
March 2007                        16       2,372,640    0.54      7.537        588         148,290       78.24       14.79
April 2007                       132      20,119,627    4.54      6.637        602         152,421       78.48       74.68
May 2007                          38       5,958,685    1.34      6.378        601         156,808       82.36       93.45
May 2019                           1         283,824    0.06      5.850        510         283,824       63.33      100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,870    $443,387,476  100.00%     6.939%       598        $154,490       78.87%      63.97%
--------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP B COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                               $154,218,714
Aggregate Original Principal Balance                                  $154,976,411
Number of Mortgage Loans                                                       713

                                           MINIMUM    MAXIMUM           AVERAGE(1)
                                           -------    -------           ----------
Original Principal Balance                 $50,000    $896,000           $217,358
Outstanding Principal Balance              $49,161    $891,121           $216,296

                                           MINIMUM    MAXIMUM     WEIGHTED AVERAGE(2)
                                           -------    -------     -------------------
Original Term (mos)                           120         360              355
Stated remaining Term (mos)                   115         356              350
Loan Age (mos)                                  4           7                5
Current Interest Rate                       4.650%     12.000%           6.864%
Initial Interest Rate Cap(4)                1.000%      3.000%           2.981%
Periodic Rate Cap(4)                        1.000%      1.500%           1.009%
Gross Margin(4)                             2.950%      9.150%           5.026%
Maximum Mortgage Rate(4)                   10.650%     17.050%          12.797%
Minimum Mortgage Rate(4)                    4.650%     11.050%           6.773%
Months to Roll(4)                              17          32               20
Original Loan-to-Value                      16.13%     100.00%           77.59%
Credit Score(3)                               501         816              614

                                                      EARLIEST     LATEST
                                                      --------    --------
Maturity Date                                         04/01/14    05/01/34

LIEN POSITION                  PERCENT OF MORTGAGE POOL
-------------                  ------------------------
1st Lien                                98.66%
2nd Lien                                 1.34%

OCCUPANCY                      PERCENT OF MORTGAGE POOL
---------                      ------------------------
Primary                                 94.60%
Second Home                              1.18%
Investment                               4.22%

LOAN TYPE                      PERCENT OF MORTGAGE POOL
---------                      ------------------------
Fixed Rate                              33.86%
ARM                                     66.14%

AMORTIZATION TYPE              PERCENT OF MORTGAGE POOL
-----------------              ------------------------
Fully Amortizing                       100.00%
Interest Only                            0.00%
Balloon                                  0.00%

YEAR OF ORIGINATION            PERCENT OF MORTGAGE POOL
-------------------            ------------------------
2004                                   100.00%

LOAN PURPOSE                   PERCENT OF MORTGAGE POOL
------------                   ------------------------
Purchase                                17.46%
Refinance - Rate/Term                   10.90%
Refinance - Cashout                     71.64%

PROPERTY TYPE                  PERCENT OF MORTGAGE POOL
-------------                  ------------------------
Single Family Detached                  75.72%
Single Family Attached                   2.27%
Condominium - Low Rise                   3.89%
Condominium - High Rise                  0.56%
2-4 Family                               9.12%
PUD Attached                             1.17%
PUD Detached                             5.98%
Manufactured Housing                     1.29%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP B COLLATERAL SUMMARY

MORTGAGE RATES

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                         MORTGAGE      BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
RANGE OF MORTGAGE RATES    LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------
5.500% or less               34      $ 12,175,005      7.89%      5.159%       649        $ 358,088      79.65%      71.60%
5.501% to 6.000%            102        31,526,671     20.44       5.837        649          309,085      76.22       46.92
6.001% to 6.500%             85        21,087,366     13.67       6.301        612          248,087      76.96       56.67
6.501% to 7.000%            135        33,800,309     21.92       6.786        607          250,373      75.91       43.50
7.001% to 7.500%             84        17,996,252     11.67       7.293        597          214,241      79.61       49.98
7.501% to 8.000%             96        17,163,250     11.13       7.769        605          178,784      80.43       35.65
8.001% to 8.500%             50         5,871,577      3.81       8.304        571          117,432      78.92       63.20
8.501% to 9.000%             56         7,578,431      4.91       8.769        590          135,329      78.93       47.69
9.001% to 9.500%             23         2,820,402      1.83       9.303        551          122,626      75.53       76.82
9.501% to 10.000%            18         1,520,038      0.99       9.829        556           84,447      74.38       80.75
10.001% to 10.500%           11         1,216,135      0.79      10.340        554          110,558      71.76       94.77
10.501% to 11.000%           15         1,150,416      0.75      10.735        564           76,694      73.98       61.22
11.001% to 11.500%            3           218,078      0.14      11.376        581           72,693      97.24      100.00
11.501% to 12.000%            1            94,785      0.06      12.000        606           94,785     100.00      100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                      713      $154,218,714    100.00%      6.864%       614        $ 216,296      77.59%      50.68%
--------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.650% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.864% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE      PERCENT                 WEIGHTED      AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL         OF       WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE    PERCENT
RANGE OF                 MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT        BALANCE      ORIGINAL     FULL
REMAINING TERMS (MONTHS)   LOANS     OUTSTANDING       POOL       COUPON      SCORE      OUTSTANDING       LTV        DOC
---------------------------------------------------------------------------------------------------------------------------
109 to 120                   1       $     63,158      0.04%      7.610%       700        $ 63,158       74.71%      0.00%
169 to 180                  27          2,414,039      1.57       6.973        633          89,409       74.89      77.71
229 to 240                  22          2,367,240      1.53       7.373        630         107,602       71.98      39.78
349 to 360                 663        149,374,277     96.86       6.854        613         225,301       77.72      50.44
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                     713       $154,218,714    100.00%      6.864%       614        $216,296       77.59%     50.68%
-------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 350 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP B COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
  LOAN PRINCIPAL BALANCES      LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
$50,000 or less                  24      $  1,192,742      0.77%     8.094%      599       $ 49,698     65.01%     79.21%
$50,001 to $100,000             270        19,274,839     12.50      7.884       592         71,388     76.75      81.74
$100,001 to $150,000             91        11,036,996      7.16      7.387       605        121,286     76.64      65.12
$150,001 to $200,000             43         7,289,110      4.73      7.192       623        169,514     77.01      61.87
$200,001 to $250,000             19         4,202,851      2.73      7.335       588        221,203     71.64      53.19
$250,001 to $300,000             11         3,021,257      1.96      6.780       626        274,660     69.73      28.40
$300,001 to $350,000             48        16,235,024     10.53      6.770       612        338,230     79.17      43.90
$350,001 to $400,000             82        30,630,425     19.86      6.559       614        373,542     78.46      43.72
$400,001 to $450,000             54        22,959,595     14.89      6.522       609        425,178     77.70      40.70
$450,001 to $500,000             36        17,333,339     11.24      6.474       628        481,482     77.54      32.61
$500,001 to $550,000             12         6,230,580      4.04      6.543       637        519,215     81.89      42.08
$550,001 to $600,000             10         5,723,912      3.71      6.894       637        572,391     86.43      49.29
$600,001 to $650,000              3         1,894,715      1.23      5.926       619        631,572     78.25      66.19
$650,001 to $700,000              5         3,312,383      2.15      6.707       638        662,477     77.37      40.00
$700,001 to $750,000              2         1,450,351      0.94      6.703       638        725,176     67.43      48.48
$750,001 to $800,000              2         1,539,474      1.00      6.318       564        769,737     66.88     100.00
$850,001 to $900,000              1           891,121      0.58      6.550       685        891,121     70.00     100.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          713      $154,218,714    100.00%     6.864%      614       $216,296     77.59%     50.68%
------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $49,161 to approximately $891,121 and the average outstanding principal balance of the Mortgage Loans was approximately $216,296.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP B COLLATERAL SUMMARY

PRODUCT TYPES

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
      PRODUCT TYPES            LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
10 Year Fixed Loans               1      $     63,158      0.04%     7.610%      700       $ 63,158     74.71%      0.00%
15 Year Fixed Loans              27         2,414,039      1.57      6.973       633         89,409     74.89      77.71
20 Year Fixed Loans              22         2,367,240      1.53      7.373       630        107,602     71.98      39.78
30 Year Fixed Loans             270        47,369,153     30.72      7.029       642        175,441     76.58      54.74
2/28 LIBOR Loans                361        93,541,475     60.66      6.789       599        259,118     78.41      48.61
3/27 LIBOR Loans                 32         8,463,649      5.49      6.599       599        264,489     76.43      46.63
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          713      $154,218,714    100.00%     6.864%      614       $216,296     77.59%     50.68%
------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
     ADJUSTMENT TYPE           LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
ARM                             393      $102,005,125     66.14%     6.773%      599       $259,555     78.25%     48.44%
Fixed Rate                      320        52,213,590     33.86      7.043       642        163,167     76.29      55.06
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          713      $154,218,714    100.00%     6.864%      614       $216,296     77.59%     50.68%
------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP B COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
 GEOGRAPHIC DISTRIBUTION       LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
Alabama                           8      $    516,615      0.33%     7.236%      632       $ 64,577     70.22%     32.86%
Alaska                            1           322,009      0.21      7.500       704        322,009     85.00     100.00
Arizona                           7           588,736      0.38      7.258       602         84,105     76.07      67.59
Arkansas                          1            65,750      0.04      6.300       641         65,750     73.74     100.00
California                      141        49,022,121     31.79      6.659       612        347,675     78.78      49.76
Colorado                          8         1,629,582      1.06      6.687       597        203,698     79.38      78.34
Connecticut                      10         2,889,870      1.87      7.076       618        288,987     80.51      44.35
Delaware                          7           600,696      0.39      7.408       603         85,814     79.28     100.00
Florida                          46         6,642,696      4.31      7.268       601        144,406     75.69      50.59
Georgia                          12         1,575,742      1.02      9.265       565        131,312     73.21      48.77
Hawaii                            1           640,644      0.42      6.650       583        640,644     75.00       0.00
Idaho                             4           368,888      0.24      7.753       611         92,222     84.71     100.00
Illinois                         10         1,920,511      1.25      7.547       627        192,051     75.75      59.78
Indiana                           4           269,423      0.17      8.297       569         67,356     73.59     100.00
Iowa                              4           305,136      0.20      7.864       572         76,284     75.51      69.14
Kansas                            5           787,578      0.51      7.175       557        157,516     69.78      36.89
Kentucky                          8           703,245      0.46      7.203       608         87,906     78.58      65.55
Louisiana                         6           768,869      0.50      7.758       633        128,145     88.43      38.10
Maine                            22         2,380,950      1.54      6.493       609        108,225     75.65      58.25
Maryland                         12         3,489,804      2.26      6.527       630        290,817     78.98      61.31
Massachusetts                    37        11,949,896      7.75      6.502       615        322,970     74.20      36.51
Michigan                         28         2,590,548      1.68      7.898       559         92,520     79.52      81.99
Minnesota                         3           304,181      0.20      8.692       600        101,394     80.33     100.00
Mississippi                       1            52,095      0.03      8.700       635         52,095     95.00     100.00
Missouri                          8           828,439      0.54      7.098       615        103,555     80.06      37.72
Nevada                            2           766,808      0.50      7.628       600        383,404     95.00     100.00
New Hampshire                     4           637,206      0.41      6.718       590        159,301     76.37       7.89
New Jersey                       21         6,616,075      4.29      7.193       616        315,051     78.81      29.48
New York                         86        29,638,788     19.22      6.448       634        344,637     75.81      37.04
North Carolina                   17         1,293,583      0.84      7.853       591         76,093     80.48      77.72
North Dakota                      1            64,810      0.04      8.750       504         64,810     65.00     100.00
Ohio                             35         2,867,037      1.86      7.655       583         81,915     76.96      81.72
Oklahoma                          2           120,534      0.08      7.338       647         60,267     80.43     100.00
Oregon                            3           366,100      0.24      7.680       575        122,033     86.98     100.00
Pennsylvania                     37         3,994,291      2.59      6.962       599        107,954     77.93      80.29
Rhode Island                     14         2,374,433      1.54      6.899       646        169,602     75.87      26.07
South Carolina                    9           522,038      0.34      7.398       619         58,004     75.59      88.49
Tennessee                        15         1,717,853      1.11      7.161       588        114,524     73.74      81.91
Texas                            36         5,073,087      3.29      7.252       609        140,919     75.95      65.00
Utah                              1            49,717      0.03      7.840       618         49,717     59.67     100.00
Vermont                           2           240,879      0.16      6.968       647        120,440     83.71       0.00
Virginia                         20         4,492,687      2.91      7.244       602        224,634     81.66      69.92
Washington                       12         1,979,122      1.28      8.178       612        164,927     83.91      93.15
Wisconsin                         2           189,643      0.12      6.418       572         94,821     69.22      68.49
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          713      $154,218,714    100.00%     6.864%      614       $216,296     77.59%     50.68%
------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.72% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP B COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
    RANGE OF ORIGINAL         MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
  LOAN-TO-VALUE RATIOS         LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
50.00% or less                   29      $  4,057,659      2.63%     6.904%      583       $139,919     42.94%     43.41%
50.01% to 55.00%                 18         3,617,887      2.35      6.648       597        200,994     52.85      73.27
55.01% to 60.00%                 18         2,783,809      1.81      7.011       558        154,656     57.95      34.29
60.01% to 65.00%                 49         9,658,429      6.26      6.922       597        197,111     63.62      45.86
65.01% to 70.00%                 67        15,806,588     10.25      6.996       599        235,919     68.33      41.14
70.01% to 75.00%                 91        22,514,488     14.60      6.796       592        247,412     73.97      37.23
75.01% to 80.00%                231        46,277,993     30.01      6.800       607        200,338     79.49      55.81
80.01% to 85.00%                 68        15,678,079     10.17      6.686       632        230,560     84.22      48.34
85.01% to 90.00%                 95        24,731,547     16.04      6.895       656        260,332     89.53      48.30
90.01% to 95.00%                 36         8,174,915      5.30      7.036       635        227,081     94.65      90.57
95.01% to 100.00%                11           917,321      0.59      9.815       662         83,393     99.83      79.29
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          713      $154,218,714    100.00%     6.864%      614       $216,296     77.59%     50.68%
------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 16.13% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.34% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 80.14%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 24.93%.

LOAN PURPOSE

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
       LOAN PURPOSE            LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout             497      $110,484,753     71.64%     6.859%      608       $222,303     75.81%     48.62%
Purchase                        133        26,930,099     17.46      6.845       640        202,482     83.80      54.13
Refinance - Rate Term            83        16,803,863     10.90      6.929       612        202,456     79.31      58.72
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          713      $154,218,714    100.00%     6.864%      614       $216,296     77.59%     50.68%
------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP B COLLATERAL SUMMARY

PROPERTY TYPE

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
      PROPERTY TYPE            LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
Single Family Detached          550      $116,772,410     75.72%     6.879%      608       $212,313     77.50%     51.32%
Two-to-Four Family               54        14,070,589      9.12      6.921       666        260,566     77.88      35.49
PUD Detached                     30         9,216,731      5.98      6.830       599        307,224     77.15      59.54
Condominium - Low Rise           21         6,004,664      3.89      6.127       635        285,936     79.26      38.89
Single Family Attached           24         3,496,986      2.27      7.398       586        145,708     76.46      54.88
Manufactured Housing             24         1,985,409      1.29      7.782       628         82,725     81.57      96.97
PUD Attached                      8         1,808,848      1.17      6.276       642        226,106     84.80      63.99
Condominium - High Rise           2           863,078      0.56      6.394       607        431,539     57.01      48.08
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          713      $154,218,714    100.00%     6.864%      614       $216,296     77.59%     50.68%
------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
       DOCUMENTATION           LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
Full Documentation              447      $ 78,162,857     50.68%     6.881%      604       $174,861     78.74%    100.00%
Stated Documentation            255        73,072,605     47.38      6.799       624        286,559     76.31       0.00
Lite Documentation                8         1,664,969      1.08      8.243       556        208,121     73.84       0.00
No Documentation                  3         1,318,284      0.85      7.737       709        439,428     84.63       0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          713      $154,218,714    100.00%     6.864%      614       $216,296     77.59%     50.68%
------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP B COLLATERAL SUMMARY

OCCUPANCY

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
         OCCUPANCY             LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
Primary                         655      $145,891,887     94.60%     6.822%      611       $222,736     77.67%     51.76%
Investment                       49         6,511,317      4.22      7.713       658        132,884     74.64      36.18
Second Home                       9         1,815,511      1.18      7.193       651        201,723     81.44      16.54
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          713      $154,218,714    100.00%     6.864%      614       $216,296     77.59%     50.68%
------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
     MORTGAGE LOAN AGE        MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
         (MONTHS)              LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
4                               137      $ 22,874,553     14.83%     6.660%      605       $166,968     79.44%     81.78%
5                               488       107,243,878     69.54      6.830       610        219,762     77.53      50.69
6                                76        21,578,873     13.99      7.069       643        283,933     75.68      21.65
7                                12         2,521,411      1.63      8.411       592        210,118     79.30      16.83
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          713      $154,218,714    100.00%     6.864%      614       $216,296     77.59%     50.68%
------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
    ORIGINAL PREPAYMENT       MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
       PENALTY TERM            LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
None                            179      $ 37,372,611     24.23%     6.958%      613       $208,786     76.88%     44.26%
12 Months                        57        16,950,204     10.99      6.563       656        297,372     75.65      29.81
24 Months                       274        70,710,701     45.85      6.819       596        258,068     78.72      53.55
36 Months                       203        29,185,199     18.92      7.029       632        143,769     76.87      64.10
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          713      $154,218,714    100.00%     6.864%      614       $216,296     77.59%     50.68%
------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP B COLLATERAL SUMMARY

CREDIT SCORES

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
  RANGE OF CREDIT SCORES       LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
Not Available                     2      $    192,186      0.12%     6.922%        0       $ 96,093     69.29%    100.00%
501 to 525                       74        13,542,682      8.78      7.935       515        183,009     72.53      60.42
526 to 550                       79        15,448,161     10.02      7.429       538        195,546     72.99      64.54
551 to 575                       80        16,268,719     10.55      7.263       563        203,359     75.56      42.29
576 to 600                      109        23,153,733     15.01      6.852       589        212,420     74.07      51.19
601 to 625                      107        19,525,231     12.66      6.805       612        182,479     79.43      60.07
626 to 650                       97        21,642,544     14.03      6.509       638        223,119     80.24      56.60
651 to 675                       78        20,431,954     13.25      6.255       662        261,948     79.56      47.91
676 to 700                       37         9,799,804      6.35      6.443       686        264,860     82.10      44.21
701 to 725                       24         6,598,823      4.28      6.807       711        274,951     83.13      17.03
726 to 750                       17         4,699,696      3.05      6.493       739        276,453     83.73      26.59
751 to 775                        6         1,958,062      1.27      6.289       760        326,344     81.18      11.16
776 to 800                        2           563,168      0.37      6.230       798        281,584     84.52       0.00
801 to 816                        1           393,952      0.26      5.850       816        393,952     80.00     100.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          713      $154,218,714    100.00%     6.864%      614       $216,296     77.59%     50.68%
------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 501 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 614.

CREDIT GRADE

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
        CREDIT GRADE           LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
AA+                              53      $ 12,167,104      7.89%     6.983%      700       $229,568     85.01%     32.33%
AA                              303        73,482,450     47.65      6.534       627        242,516     77.97      53.01
A                                97        20,303,459     13.17      7.065       556        209,314     74.78      52.41
B                                83        16,109,079     10.45      7.628       540        194,085     72.30      47.68
C                                14         1,313,916      0.85      8.530       536         93,851     69.79      50.22
CC                               20         2,793,808      1.81      9.670       536        139,690     63.21      92.76
NG                              143        28,048,898     18.19      6.737       636        196,146     80.22      48.87
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          713      $154,218,714    100.00%     6.864%      614       $216,296     77.59%     50.68%
------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP B COLLATERAL SUMMARY

GROSS MARGINS

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
  RANGE OF GROSS MARGINS       LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                  3      $  1,039,979      1.02%     4.992%      686       $346,660     69.19%      0.00%
3.001% to 3.500%                 10         3,533,749      3.46      5.247       637        353,375     77.11      50.80
3.501% to 4.000%                 34        13,652,378     13.38      5.681       636        401,541     75.35      50.20
4.001% to 4.500%                 67        18,607,442     18.24      6.254       638        277,723     80.41      38.75
4.501% to 5.000%                 79        21,218,684     20.80      6.517       601        268,591     81.22      50.22
5.001% to 5.500%                 70        18,555,067     18.19      6.993       579        265,072     76.01      41.96
5.501% to 6.000%                 39         9,872,903      9.68      7.420       572        253,151     77.12      41.63
6.001% to 6.500%                 33         6,034,207      5.92      7.885       555        182,855     81.80      61.69
6.501% to 7.000%                 20         4,436,179      4.35      8.218       554        221,809     82.12      78.86
7.001% to 7.500%                  5           703,943      0.69      8.670       536        140,789     67.65      30.04
7.501% to 8.000%                 16         2,227,982      2.18      9.524       532        139,249     68.70      90.56
8.001% to 8.500%                 11         1,146,931      1.12      9.359       552        104,266     73.48      61.69
8.501% to 9.000%                  5           647,353      0.63      9.890       514        129,471     79.25      79.96
9.001% to 9.500%                  1           328,328      0.32     10.450       535        328,328     70.00     100.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          393      $102,005,125    100.00%     6.773%      599       $259,555     78.25%     48.44%
------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.950% per annum to 9.150% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.026% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1
                                        GROUP B COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
    RANGE OF MAXIMUM          MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
     MORTGAGE RATES            LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
11.000% or less                  11      $  4,160,211      4.08%     4.798%      649       $378,201     79.31%     74.26%
11.001% to 11.500%               18         6,471,932      6.34      5.341       637        359,552     79.64      70.91
11.501% to 12.000%               57        18,729,513     18.36      5.841       634        328,588     78.60      37.28
12.001% to 12.500%               54        15,364,504     15.06      6.310       598        284,528     78.27      56.61
12.501% to 13.000%               79        22,958,761     22.51      6.755       597        290,617     76.38      42.74
13.001% to 13.500%               47        11,947,518     11.71      7.244       584        254,203     80.42      43.99
13.501% to 14.000%               43         9,933,732      9.74      7.756       575        231,017     79.94      32.52
14.001% to 14.500%               25         3,088,370      3.03      8.212       552        123,535     81.60      82.79
14.501% to 15.000%               25         4,423,658      4.34      8.788       572        176,946     79.37      39.86
15.001% to 15.500%               12         2,747,912      2.69      9.038       533        228,993     73.31      57.54
15.501% to 16.000%                9           860,123      0.84      9.864       538         95,569     71.21      84.92
16.001% to 16.500%                6           746,546      0.73     10.304       535        124,424     65.96     100.00
16.501% to 17.000%                6           512,153      0.50     10.578       541         85,359     62.99      61.99
17.001% to 17.500%                1            60,192      0.06     11.050       508         60,192     90.00     100.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          393      $102,005,125    100.00%     6.773%      599       $259,555     78.25%     48.44%
------------------------------------------------------------------------------------------------------------------------

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.650% per annum to 17.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.797% per annum.

NEXT RATE ADJUSTMENT DATE

                                           AGGREGATE    PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
NEXT RATE ADJUSTMENT DATE      LOANS      OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
February 2006                     8      $  1,887,176      1.85%     8.149%      592       $235,897     78.55%     17.46%
March 2006                       49        13,649,178     13.38      7.249       617        278,555     76.32      21.71
April 2006                      255        68,075,382     66.74      6.741       598        266,962     78.65      48.54
May 2006                         49         9,929,739      9.73      6.226       587        202,648     79.61      91.97
February 2007                     1           135,507      0.13      9.500       544        135,507     80.00       0.00
March 2007                        1           367,388      0.36      7.675       651        367,388     90.00       0.00
April 2007                       21         5,684,418      5.57      6.780       588        270,687     73.16      48.20
May 2007                          9         2,276,336      2.23      5.799       622        252,926     82.20      52.99
------------------------------------------------------------------------------------------------------------------------
TOTAL:                          393      $102,005,125    100.00%     6.773%      599       $259,555     78.25%     48.44%
------------------------------------------------------------------------------------------------------------------------

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                    COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-OPT1

                         GROUP A ASSUMED MORTGAGE POOLS

                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                 ORIGINAL
                                 INITIAL                            ORIGINAL      REMAINING      MONTHS TO
                                   NET     ORIGINAL   REMAINING   AMORTIZATION   AMORTIZATION   PREPAYMENT
    CURRENT          MORTGAGE   MORTGAGE     TERM        TERM         TERM           TERM         PENALTY
  BALANCE ($)         RATE(%)   RATE(%)*   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     EXPIRATION
----------------------------------------------------------------------------------------------------------
   126,954.17          6.654      5.482       120        114          120            114             0
    47,694.97          6.500      5.328       120        114          120            114            24
   134,877.88          8.198      7.026       120        115          120            115            36
 3,220,465.84          7.644      6.472       180        174          180            174             0
 1,023,413.74          7.035      5.863       180        174          180            174            12
   402,449.13          6.276      5.104       180        173          180            173            24
 3,148,533.74          7.357      6.185       180        174          180            174            36
 1,133,220.05          8.336      7.164       240        234          240            234             0
 1,976,661.04          6.534      5.362       240        234          240            234            12
   194,799.11          6.500      5.328       240        233          240            233            24
 3,331,271.31          6.615      5.443       240        234          240            234            36
    83,378.98          7.950      6.778       300        294          300            294             0
25,708,004.70          7.691      6.519       360        354          360            354             0
30,878,227.04          6.734      5.562       360        354          360            354            12
 1,210,547.25          7.883      6.711       360        354          360            354            24
   759,177.00          7.416      6.244       360        354          360            354            30
72,245,482.00          7.103      5.931       360        354          360            354            36

* The Initial Net Mortgage Rates shown assume a Servicing Fee Rate of 0.32% per annum, and do not give effect to the decreases in the Net Mortgage Rates which will occur as the Servicing Fee Rate increases, or "steps up," as described herein on page 6 under the heading "Stepped Servicing Fees."

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-OPT1

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                              INITIAL                                          INITIAL
                                NET       ORIGINAL    REMAINING                 RATE
    CURRENT       MORTGAGE    MORTGAGE      TERM        TERM        GROSS      CHANGE
  BALANCE ($)      RATE(%)    RATE(%)*    (MONTHS)    (MONTHS)     MARGIN(%)   CAP(%)
--------------------------------------------------------------------------------------
    104,477.12     4.850       3.678        360          354        4.200      1.000
    162,109.78     7.450       6.278        360          354        6.800      1.000
128,767,884.98     7.035       5.863        360          354        5.174      2.995
 10,100,271.67     6.760       5.588        360          354        5.138      2.902
267,285,813.07     6.928       5.756        360          354        5.058      2.981
  2,137,991.61     7.356       6.184        360          354        5.406      3.000
 11,871,182.62     6.563       5.391        360          354        4.966      3.000
    592,121.89     6.394       5.222        360          354        4.712      3.000
    424,387.70     6.233       5.061        360          354        5.044      3.000
    998,735.43     5.931       4.759        360          354        4.945      3.000
 14,555,425.81     6.824       5.652        360          354        5.079      3.000
    279,914.26     5.850       4.678        360          355        3.900      3.000

                                               NUMBER OF
                                                 MONTHS                       ORIGINAL
                                    RATE       UNTIL NEXT                    MONTHS TO
                                   CHANGE         RATE                       PREPAYMENT
PERIODIC    MAXIMUM    MINIMUM    FREQUENCY    ADJUSTMENT                      PENALTY
 CAP(%)     RATE(%)    RATE(%)    (MONTHS)        DATE          INDEX        EXPIRATION
---------------------------------------------------------------------------------------
 1.000      10.850      4.850         6             6       6 Month LIBOR         0
 1.000      13.450      7.450         6             6       6 Month LIBOR        36
 1.002      13.040      7.030         6            18       6 Month LIBOR         0
 1.018      12.829      6.746         6            18       6 Month LIBOR        12
 1.007      12.952      6.923         6            18       6 Month LIBOR        24
 1.000      13.356      7.356         6            18       6 Month LIBOR        36
 1.000      12.563      6.563         6            30       6 Month LIBOR         0
 1.000      12.394      6.394         6            30       6 Month LIBOR        12
 1.000      12.233      6.233         6            30       6 Month LIBOR        24
 1.000      11.931      5.931         6            30       6 Month LIBOR        30
 1.000      12.824      6.824         6            30       6 Month LIBOR        36
 1.000      11.850      5.850         6           175       6 Month LIBOR         0

* The Initial Net Mortgage Rates shown assume a Servicing Fee Rate of 0.32% per annum, and do not give effect to the decreases in the Net Mortgage Rates which will occur as the Servicing Fee Rate increases, or "steps up," as described herein on page 6 under the heading "Stepped Servicing Fees."

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-OPT1

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                                    ORIGINAL
                              INITIAL                                 ORIGINAL      REMAINING      MONTHS TO
                                NET        ORIGINAL    REMAINING    AMORTIZATION   AMORTIZATION    PREPAYMENT
  CURRENT        MORTGAGE     MORTGAGE       TERM        TERM           TERM           TERM         PENALTY
 BALANCE ($)      RATE(%)     RATE(%)*     (MONTHS)    (MONTHS)       (MONTHS)       (MONTHS)      EXPIRATION
-------------------------------------------------------------------------------------------------------------
    62,287.65     7.610        6.438          120         114            120           114              0
   445,579.94     6.776        5.604          180         174            180           174              0
   344,156.41     6.250        5.078          180         174            180           174             12
    56,120.92     7.350        6.178          180         174            180           174             24
 1,534,931.12     7.179        6.007          180         174            180           174             36
   626,065.84     7.941        6.769          240         234            240           234              0
   575,003.83     6.353        5.181          240         234            240           234             12
    75,054.11    10.999        9.827          240         233            240           233             24
 1,058,510.42     7.335        6.163          240         234            240           234             36
 9,508,413.96     7.688        6.516          360         354            360           354              0
14,085,845.45     6.529        5.357          360         354            360           354             12
   200,519.72     8.100        6.928          360         354            360           354             24
22,921,917.21     7.053        5.881          360         354            360           354             36

* The Initial Net Mortgage Rates shown assume a Servicing Fee Rate of 0.32% per annum, and do not give effect to the decreases in the Net Mortgage Rates which will occur as the Servicing Fee Rate increases, or "steps up," as described herein on page 6 under the heading "Stepped Servicing Fees."

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-OPT1

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS



                           INITIAL                                       INITIAL
                             NET      ORIGINAL   REMAINING                 RATE
   CURRENT      MORTGAGE   MORTGAGE     TERM       TERM       GROSS       CHANGE
 BALANCE ($)     RATE(%)   RATE(%)*   (MONTHS)   (MONTHS)    MARGIN(%)    CAP(%)
--------------------------------------------------------------------------------
21,562,116.80    6.762      5.590       360        354        4.996       3.000
 1,578,087.97    6.766      5.594       360        353        5.259       3.000
68,991,866.60    6.794      5.622       360        354        5.034       2.972
   120,975.90    8.990      7.818       360        352        8.000       3.000
 4,653,381.21    6.253      5.081       360        354        4.699       3.000
   133,640.28    9.500      8.328       360        352        8.500       3.000
   413,179.99    9.500      8.328       360        354        7.850       3.000
 3,146,870.78    6.605      5.433       360        354        4.771       3.000

                                            NUMBER OF
                                              MONTHS                      ORIGINAL
                                  RATE      UNTIL NEXT                    MONTHS TO
                                  CHANGE       RATE                      PREPAYMENT
PERIODIC   MAXIMUM    MINIMUM   FREQUENCY   ADJUSTMENT                     PENALTY
 CAP(%)    RATE(%)    RATE(%)    (MONTHS)      DATE           INDEX      EXPIRATION
------------------------------------------------------------------------------------
 1.000     12.762      6.762        6            18       6 Month LIBOR        0
 1.000     12.552      6.766        6            17       6 Month LIBOR       12
 1.014     12.833      6.794        6            18       6 Month LIBOR       24
 1.000     14.990      8.990        6            16       6 Month LIBOR       36
 1.000     12.253      6.253        6            30       6 Month LIBOR        0
 1.000     15.500      9.500        6            28       6 Month LIBOR       12
 1.000     15.500      9.500        6            30       6 Month LIBOR       24
 1.000     12.605      6.605        6            30       6 Month LIBOR       36

* The Initial Net Mortgage Rates shown assume a Servicing Fee Rate of 0.32% per annum, and do not give effect to the decreases in the Net Mortgage Rates which will occur as the Servicing Fee Rate increases, or "steps up," as described herein on page 6 under the heading "Stepped Servicing Fees."

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-OPT1

                            ONE MONTH LIBOR CAP TABLE

                                                    NOTIONAL         1ML STRIKE          1ML STRIKE
PERIOD      BEGINNING ACCRUAL  ENDING ACCRUAL      BALANCE ($)     LOWER COLLAR (%)    UPPER COLLAR (%)
-------------------------------------------------------------------------------------------------------
   1            10/12/04         11/25/04        729,489,000.00         3.729                9.000
   2            11/25/04         12/25/04        717,929,155.52         5.587                9.000
   3            12/25/04         01/25/05        704,818,090.15         5.399                9.000
   4            01/25/05         02/25/05        690,200,404.36         5.401                9.000
   5            02/25/05         03/25/05        674,123,128.55         6.007                9.000
   6            03/25/05         04/25/05        657,033,686.62         5.403                9.000
   7            04/25/05         05/25/05        638,987,782.00         5.594                9.000
   8            05/25/05         06/25/05        621,443,748.48         5.407                9.000
   9            06/25/05         07/25/05        604,388,049.01         5.598                9.000
  10            07/25/05         08/25/05        587,806,839.23         5.411                9.000
  11            08/25/05         09/25/05        571,686,672.52         5.315                9.000
  12            09/25/05         10/25/05        556,014,488.46         5.503                9.000
  13            10/25/05         11/25/05        540,777,601.69         5.320                9.000
  14            11/25/05         12/25/05        525,963,719.03         5.507                9.000
  15            12/25/05         01/25/06        511,560,843.22         5.324                9.000
  16            01/25/06         02/25/06        497,552,803.22         5.326                9.000
  17            02/25/06         03/25/06        483,905,755.74         5.926                9.000
  18            03/25/06         04/25/06        461,455,243.65         5.339                9.000
  19            04/25/06         05/25/06        440,170,903.56         7.452                9.000
  20            05/25/06         06/25/06        420,105,273.83         7.187                9.000
  21            06/25/06         07/25/06        401,075,490.28         7.417                9.000
  22            07/25/06         08/25/06        383,038,187.32         7.153                9.000
  23            08/25/06         09/25/06        371,252,621.89         7.147                9.000
  24            09/25/06         10/25/06        359,848,085.54         7.390                9.000
  25            10/25/06         11/25/06        348,809,006.47         7.733                9.000
  26            11/25/06         12/25/06        338,144,453.61         7.990                9.000
  27            12/25/06         01/25/07        327,819,884.88         7.715                9.000
  28            01/25/07         02/25/07        317,823,991.65         7.706                9.000
  29            02/25/07         03/25/07        308,145,851.71         8.550                9.000
  30            03/25/07         04/25/07        298,774,931.95         7.691                9.000
  31            04/25/07         05/25/07        289,701,075.12         8.418                9.000
  32            05/25/07         06/25/07        280,934,898.26         8.125                9.000
  33            06/25/07         07/25/07        272,445,023.90         8.391                9.000
  34            07/25/07         08/25/07        264,222,337.70         8.100                9.000
  35            08/25/07         09/25/07        256,258,035.02         8.087                9.000
  36            09/25/07         10/25/07        248,543,614.65         8.354                9.000
  37            10/25/07         11/25/07        241,070,882.39         8.662                9.000
  38            11/25/07         12/25/07        235,680,961.82         8.871                9.000
  39            12/25/07         01/25/08        228,678,839.99         8.559                9.000
  40            01/25/08         02/25/08        221,894,644.07         8.541                9.000
  41            02/25/08         03/25/08        215,321,250.43         9.129                9.000
  42            03/25/08         04/25/08        208,951,777.99         8.506                9.000
  43            04/25/08         05/25/08        202,779,574.03         8.830                9.000
  44            05/25/08         06/25/08        196,799,147.69         8.519                9.000
  45            06/25/08         07/25/08        191,003,292.37         8.793                9.000
  46            07/25/08         08/25/08        185,386,010.64         8.484                9.000
  47            08/25/08         09/25/08        179,941,506.77         8.466                9.000
  48            09/25/08         10/25/08        174,664,181.33         8.739                9.000
  49            10/25/08         11/25/08        169,548,620.38         8.468                9.000
  50            11/25/08         12/25/08        164,590,150.01         8.741                9.000
  51            12/25/08         01/25/09        159,783,121.64         8.433                9.000
  52            01/25/09         02/25/09        155,122,651.13         8.416                9.000
  53            02/25/09         03/25/09        150,604,018.04         9.325                9.000
  54            03/25/09         04/25/09        146,222,659.80         8.382                9.000
  55            04/25/09         05/25/09        141,974,166.44         8.652                9.000
  56            05/25/09         06/25/09        137,854,275.36         8.348                9.000
  57            06/25/09         07/25/09        133,858,866.21         8.617                9.000
  58            07/25/09         08/25/09        129,983,956.08         8.314                9.000
  59            08/25/09         09/25/09        126,225,694.78         8.298                9.000
  60            09/25/09         10/25/09        122,580,360.29         8.566                9.000
  61            10/25/09         11/25/09        119,044,354.48         8.266                9.000
  62            11/25/09         12/25/09        115,614,198.70         8.533                9.000
  63            12/25/09         01/25/10        112,286,529.84         8.234                9.000
  64            01/25/10         02/25/10        109,058,096.38         8.218                9.000
  65            02/25/10         03/25/10        105,925,754.55         9.109                9.000
  66            03/25/10         04/25/10        102,886,464.61         8.188                9.000
  67            04/25/10         05/25/10         99,937,287.41         8.454                9.000
  68            05/25/10         06/25/10         97,075,380.96         8.158                9.000
  69            06/25/10         07/25/10         94,297,997.00         8.423                9.000
  70            07/25/10         08/25/10         91,602,477.97         8.129                9.000
  71            08/25/10         09/25/10         88,986,253.80         8.115                9.000
  72            09/25/10         10/25/10         86,446,839.08         8.380                9.000
  73            10/25/10         11/25/10         83,981,830.02         8.088                9.000
  74            11/25/10         12/25/10         81,588,901.83         8.352                9.000
  75            12/25/10         01/25/11         79,265,805.96         8.062                9.000
  76            01/25/11         02/25/11         77,010,367.56         8.049                9.000
  77            02/25/11         03/25/11         74,820,482.91         8.925                9.000
  78            03/25/11         04/25/11         72,694,117.15         8.025                9.000
  79            04/25/11         05/25/11         70,629,301.83         8.288                9.000

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-OPT1

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                                           AVAIL.
                                           FUNDS
                                            CAP
             PAYMENT      AVAIL. FUNDS      (%)
PERIOD        DATE       CAP (%) (1)(2)    (1)(3)
-------------------------------------------------
   1       11/25/2004        3.979         3.979
   2       12/25/2004        5.837         9.250
   3        1/25/2005        5.649         9.250
   4        2/25/2005        5.651         9.250
   5        3/25/2005        6.257         9.250
   6        4/25/2005        5.653         9.250
   7        5/25/2005        5.844         9.250
   8        6/25/2005        5.657         9.250
   9        7/25/2005        5.848         9.250
  10        8/25/2005        5.661         9.250
  11        9/25/2005        5.565         9.250
  12       10/25/2005        5.753         9.250
  13       11/25/2005        5.569         9.250
  14       12/25/2005        5.757         9.250
  15        1/25/2006        5.574         9.250
  16        2/25/2006        5.576         9.250
  17        3/25/2006        6.176         9.250
  18        4/25/2006        5.584         9.250
  19        5/25/2006        5.972         9.250
  20        6/25/2006        5.782         9.250
  21        7/25/2006        5.978         9.250
  22        8/25/2006        5.788         9.250
  23        9/25/2006        5.790         9.250
  24       10/25/2006        5.986         9.250
  25       11/25/2006        5.795         9.250
  26       12/25/2006        5.991         9.250
  27        1/25/2007        5.801         9.250
  28        2/25/2007        5.803         9.250
  29        3/25/2007        6.428         9.250
  30        4/25/2007        5.809         9.250
  31        5/25/2007        5.773         9.250
  32        6/25/2007        5.589         9.250
  33        7/25/2007        5.779         9.250
  34        8/25/2007        5.595         9.250
  35        9/25/2007        5.599         9.250
  36       10/25/2007        5.789         9.250
  37       11/25/2007        5.605         9.250
  38       12/25/2007        5.750         9.250
  39        1/25/2008        5.567         9.250
  40        2/25/2008        5.569         9.250
  41        3/25/2008        5.956         9.379
  42        4/25/2008        5.574         9.250
  43        5/25/2008        5.763         9.250
  44        6/25/2008        5.579         9.250
  45        7/25/2008        5.768         9.250
  46        8/25/2008        5.585         9.250
  47        9/25/2008        5.588         9.250
  48       10/25/2008        5.777         9.250
  49       11/25/2008        5.594         9.250
  50       12/25/2008        5.783         9.250
  51        1/25/2009        5.600         9.250
  52        2/25/2009        5.604         9.250
  53        3/25/2009        6.208         9.575
  54        4/25/2009        5.611         9.250
  55        5/25/2009        5.802         9.250
  56        6/25/2009        5.618         9.250
  57        7/25/2009        5.810         9.250
  58        8/25/2009        5.626         9.250
  59        9/25/2009        5.631         9.250
  60       10/25/2009        5.823         9.250
  61       11/25/2009        5.639         9.250
  62       12/25/2009        5.832         9.250
  63        1/25/2010        5.649         9.250
  64        2/25/2010        5.654         9.250
  65        3/25/2010        6.265         9.359
  66        4/25/2010        5.664         9.250
  67        5/25/2010        5.859         9.250
  68        6/25/2010        5.675         9.250
  69        7/25/2010        5.870         9.250
  70        8/25/2010        5.687         9.250
  71        9/25/2010        5.693         9.250
  72       10/25/2010        5.889         9.250
  73       11/25/2010        5.706         9.250
  74       12/25/2010        5.903         9.250
  75        1/25/2011        5.720         9.250
  76        2/25/2011        5.727         9.250
  77        3/25/2011        6.348         9.250
  78        4/25/2011        5.742         9.250
  79        5/25/2011            *         9.250

(1)   Available Funds Cap is a per annum rate equal to 12 times the quotient of
      (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.8655% and 2.1487%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 1.8655% and 2.1487%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-OPT1

                       DISCOUNT MARGIN TABLE (TO CALL) (1)

                                      0%               80%               100%             150%               200%
                                PRICING SPEED     PRICING SPEED     PRICING SPEED     PRICING SPEED      PRICING SPEED
                                   TO CALL           TO CALL           TO CALL           TO CALL            TO CALL
----------------------------------------------------------------------------------------------------------------------
                                 DISC MARGIN       DISC MARGIN       DISC MARGIN       DISC MARGIN        DISC MARGIN
----------------------------------------------------------------------------------------------------------------------
CLASS A-1B

      100.00000%                           50                50                50                50                 50

        WAL(YRS)                        18.73              3.07              2.42              1.46               1.03
   MOD DURN(YRS)                        14.66              2.90              2.32              1.43               1.01
PRINCIPAL WINDOW                Nov04 - Jan33     Nov04 - Jan13     Nov04 - Apr11     Nov04 - Oct08      Nov04 - May07

CLASS A-2A

      100.00000%                           37                37                37                37                 37

        WAL(YRS)                        18.61              3.20              2.53              1.53               1.07
   MOD DURN(YRS)                        14.77              3.03              2.42              1.50               1.06
PRINCIPAL WINDOW                Nov04 - Jan33     Nov04 - Jan13     Nov04 - Apr11     Nov04 - Oct08      Nov04 - May07

CLASS M-1

      100.00000%                           75                75                75                75                 75

        WAL(YRS)                        25.67              5.43              4.50              3.88               2.62
   MOD DURN(YRS)                        18.64              5.02              4.23              3.69               2.53
PRINCIPAL WINDOW                Dec25 - Jan33     Nov07 - Jan13     Dec07 - Apr11     Apr08 - Oct08      May07 - May07

CLASS M-2

      100.00000%                          145               145               145               145                145

        WAL(YRS)                        25.67              5.41              4.45              3.57               2.62
   MOD DURN(YRS)                        17.16              4.89              4.11              3.36               2.50
PRINCIPAL WINDOW                Dec25 - Jan33     Nov07 - Jan13     Nov07 - Apr11     Jan08 - Oct08      May07 - May07

CLASS M-3

      100.00000%                          165               165               165               165                165

        WAL(YRS)                        25.66              5.40              4.41              3.46               2.62
   MOD DURN(YRS)                        16.76              4.85              4.05              3.25               2.49
PRINCIPAL WINDOW                Dec25 - Jan33     Nov07 - Jan13     Nov07 - Apr11     Jan08 - Oct08      May07 - May07

CLASS B-1

      100.00000%                          215               215               215               215                215

        WAL(YRS)                        25.59              5.23              4.28              3.33               2.62
   MOD DURN(YRS)                        15.81              4.64              3.89              3.10               2.47
PRINCIPAL WINDOW                Dec25 - Nov32     Nov07 - Sep12     Nov07 - Dec10     Dec07 - Aug08      May07 - May07

CLASS B-2

      100.00000%                          300               300               300               300                300

        WAL(YRS)                        25.40              4.92              4.03              3.21               2.62
   MOD DURN(YRS)                        14.35              4.30              3.61              2.94               2.43
PRINCIPAL WINDOW                Dec25 - May32     Nov07 - Oct11     Nov07 - Apr10     Dec07 - Feb08      May07 - May07

CLASS B-3

       95.89415%                          406               485               505               520                546

        WAL(YRS)                        24.80              4.29              3.53              3.12               2.62
   MOD DURN(YRS)                        12.87              3.71              3.13              2.80               2.38
PRINCIPAL WINDOW                Dec25 - Jul31     Nov07 - Jul10     Nov07 - Apr09     Nov07 - Dec07      May07 - May07

(1) Assumes 10/12/04 settlement date

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-OPT1

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)

                                     0%                 80%              100%              150%                   200%
                               PRICING SPEED       PRICING SPEED     PRICING SPEED     PRICING SPEED          PRICING SPEED
                                TO MATURITY         TO MATURITY       TO MATURITY       TO MATURITY            TO MATURITY
---------------------------------------------------------------------------------------------------------------------------
                                DISC MARGIN         DISC MARGIN       DISC MARGIN       DISC MARGIN            DISC MARGIN
---------------------------------------------------------------------------------------------------------------------------
CLASS A-1B

      100.00000%                          50                  54                55                55                     50

        WAL(YRS)                       18.79                3.44              2.73              1.65                   1.03
   MOD DURN(YRS)                       14.69                3.19              2.56              1.60                   1.01
PRINCIPAL WINDOW               Nov04 - Apr34       Nov04 - Feb24     Nov04 - Aug20     Nov04 - Oct14          Nov04 - May07

CLASS A-2A

      100.00000%                          37                  40                41                42                     37

        WAL(YRS)                       18.66                3.58              2.85              1.77                   1.07
   MOD DURN(YRS)                       14.80                3.33              2.69              1.71                   1.06
PRINCIPAL WINDOW               Nov04 - Mar34       Nov04 - May24     Nov04 - Nov20     Nov04 - May15          Nov04 - Jun07

CLASS M-1

      100.00000%                          75                  78                78                77                     89

        WAL(YRS)                       25.79                5.92              4.90              4.15                   4.39
   MOD DURN(YRS)                       18.69                5.41              4.56              3.94                   4.12
PRINCIPAL WINDOW               Dec25 - Dec33       Nov07 - Feb18     Dec07 - Jun15     Apr08 - Jul11          Jun07 - Jun12

CLASS M-2

      100.00000%                         145                 148               148               147                    170

        WAL(YRS)                       25.74                5.68              4.67              3.70                   4.09
   MOD DURN(YRS)                       17.18                5.09              4.27              3.47                   3.81
PRINCIPAL WINDOW               Dec25 - Sep33       Nov07 - Sep15     Nov07 - Jun13     Jan08 - Mar10          May08 - May09

CLASS M-3

      100.00000%                         165                 165               165               165                    186

        WAL(YRS)                       25.67                5.42              4.43              3.47                   3.57
   MOD DURN(YRS)                       16.76                4.86              4.06              3.26                   3.34
PRINCIPAL WINDOW               Dec25 - Feb33       Nov07 - Jun13     Nov07 - Aug11     Jan08 - Dec08          Apr08 - May08

CLASS B-1

      100.00000%                         215                 215               215               215                    239

        WAL(YRS)                       25.59                5.23              4.28              3.33                   3.43
   MOD DURN(YRS)                       15.81                4.64              3.89              3.10                   3.18
PRINCIPAL WINDOW               Dec25 - Nov32       Nov07 - Sep12     Nov07 - Dec10     Dec07 - Aug08          Feb08 - Apr08

CLASS B-2

      100.00000%                         300                 300               300               300                    329

        WAL(YRS)                       25.40                4.92              4.03              3.21                   3.31
   MOD DURN(YRS)                       14.35                4.30              3.61              2.94                   3.02
PRINCIPAL WINDOW               Dec25 - May32       Nov07 - Oct11     Nov07 - Apr10     Dec07 - Feb08          Dec07 - Feb08

CLASS B-3

       95.89415%                         406                 485               505               520                    537

        WAL(YRS)                       24.80                4.29              3.53              3.12                   3.18
   MOD DURN(YRS)                       12.87                3.71              3.13              2.80                   2.84
PRINCIPAL WINDOW               Dec25 - Jul31       Nov07 - Jul10     Nov07 - Apr09     Nov07 - Dec07          Nov07 - Dec07

(1) Assumes 10/12/04 settlement date

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-OPT1

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 1.8655%, 6ML = 2.1487%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans,
(2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown):

                                          STATIC LIBOR                       FORWARD LIBOR
                                --------------------------------     ---------------------------------
                                25% LOSS    35% LOSS    45% LOSS     25% LOSS    35% LOSS     45% LOSS
                                SEVERITY    SEVERITY    SEVERITY     SEVERITY    SEVERITY     SEVERITY
                                ----------------------------------------------------------------------
CLASS M-1        CDR Break       22.456%     15.573%     11.909%     18.661%      12.641%       9.534%
                 Cum Loss         10.68%      11.57%      12.14%       9.42%        9.91%       10.18%
                                 ------      ------       -----      ------        -----        -----
CLASS M-2        CDR Break       17.179%     12.158%      9.403%     13.517%       9.375%       7.162%
                 Cum Loss          8.87%       9.59%      10.05%       7.45%        7.81%        8.02%
                                 ------      ------       -----      ------        -----        -----
CLASS M-3        CDR Break       16.066%     11.417%      8.850%     12.477%       8.706%       6.671%
                 Cum Loss          8.45%       9.13%       9.56%       7.00%        7.35%        7.55%
                                 ------      ------       -----      ------        -----        -----
CLASS B-1        CDR Break       14.941%     10.656%      8.281%     11.458%       7.968%       6.098%
                 Cum Loss          8.01%       8.65%       9.05%       6.55%        6.83%        6.98%
                                 ------      ------       -----      ------        -----        -----
CLASS B-2        CDR Break       13.907%      9.972%      7.773%     10.281%       7.189%       5.523%
                 Cum Loss          7.60%       8.20%       8.58%       6.01%        6.26%        6.40%
                                 ------      ------       -----      ------        -----        -----
CLASS B-3        CDR Break       13.075%      9.423%      7.359%      8.928%       6.066%       4.599%
                 Cum Loss          7.25%       7.83%       8.19%       5.36%        5.41%        5.44%
                                 ------      ------       -----      ------        -----        -----

                                    [GRAPH]

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-OPT1

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 1.8655%, 6ML = 2.1487%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

               EXCESS SPREAD IN BPS   EXCESS SPREAD IN BPS
PERIOD           (STATIC LIBOR)         (FORWARD LIBOR)
----------------------------------------------------------
Avg yr1                335                   283
Avg yr2                348                   243
Avg yr3                342                   241
Avg yr4                332                   206
Avg yr5                341                   185

           EXCESS                              EXCESS                 EXCESS                             EXCESS
          SPREAD IN                           SPREAD IN             SPREAD IN                          SPREAD IN
             BPS        1 MONTH     6 MONTH      BPS                   BPS        1 MONTH   6 MONTH       BPS
           (STATIC      FORWARD     FORWARD   (FORWARD               (STATIC      FORWARD   FORWARD    (FORWARD
PERIOD      LIBOR)       LIBOR       LIBOR      LIBOR)     PERIOD     LIBOR)       LIBOR     LIBOR       LIBOR)
----------------------------------------------------------------------------------------------------------------
 1           174        1.8655%     2.1487%      174         41        361        4.5375%   4.6617%       241
 2           358        2.0060%     2.2475%      344         42        323        4.5566%   4.6997%       191
 3           339        2.1039%     2.3343%      316         43        342        4.5970%   4.7325%       222
 4           339        2.2205%     2.4254%      304         44        324        4.6434%   4.7695%       194
 5           400        2.3150%     2.4970%      355         45        343        4.6625%   4.8025%       215
 6           339        2.3526%     2.5687%      291         46        325        4.7025%   4.8363%       187
 7           358        2.4402%     2.6545%      301         47        326        4.7455%   4.8727%       182
 8           339        2.5284%     2.7373%      273         48        345        4.7642%   4.9029%       203
 9           358        2.5878%     2.8163%      286         49        327        4.8052%   4.9361%       186
 10          339        2.6692%     2.9116%      259         50        346        4.8453%   4.9719%       205
 11          329        2.7514%     3.0035%      241         51        328        4.8662%   5.0016%       179
 12          347        2.8491%     3.0947%      249         52        328        4.9058%   5.0342%       175
 13          328        2.9372%     3.1897%      222         53        389        4.9417%   5.0691%       246
 14          347        3.0134%     3.2723%      233         54        330        4.9625%   5.0997%       168
 15          328        3.1360%     3.3606%      202         55        349        4.9960%   5.1302%       198
 16          328        3.2339%     3.4424%      193         56        331        5.0319%   5.1629%       170
 17          388        3.3104%     3.5116%      244         57        350        5.0574%   5.1925%       191
 18          328        3.3726%     3.5810%      179         58        332        5.0931%   5.2256%       163
 19          366        3.4563%     3.6517%      304         59        333        5.1274%   5.2605%       159
 20          346        3.5320%     3.7110%      273         60        352        5.1493%   5.2879%       180
 21          365        3.5866%     3.7723%      288         61        334        5.1826%   5.3179%       162
 22          345        3.6591%     3.8343%      257         62        353        5.2142%   5.3482%       182
 23          345        3.7310%     3.8878%      249         63        335        5.2503%   5.3751%       154
 24          364        3.7650%     3.9396%      267         64        336        5.2828%   5.4009%       150
 25          344        3.8288%     3.9930%      258         65        397        5.3111%   5.4276%       224
 26          363        3.8960%     4.0405%      273         66        338        5.3221%   5.4522%       145
 27          343        3.9297%     4.0883%      246         67        357        5.3512%   5.4793%       174
 28          343        3.9905%     4.1356%      239         68        339        5.3801%   5.5086%       146
 29          405        4.0503%     4.1790%      305         69        359        5.4019%   5.5332%       168
 30          342        4.0670%     4.2233%      230         70        341        5.4305%   5.5620%       140
 31          338        4.1170%     4.2656%      248         71        341        5.4580%   5.5863%       137
 32          319        4.1746%     4.3071%      219         72        361        5.4834%   5.6084%       158
 33          337        4.1980%     4.3501%      238         73        343        5.5098%   5.6323%       138
 34          318        4.2478%     4.3912%      210         74        363        5.5349%   5.6556%       160
 35          317        4.3044%     4.4315%      203         75        345        5.5576%   5.6777%       133
 36          335        4.3214%     4.4725%      223         76        346        5.5824%   5.7010%       130
 37          316        4.3675%     4.5101%      209         77        408        5.6019%   5.7203%       206
 38          335        4.4207%     4.5490%      224         78        348        5.6204%   5.7417%       126
 39          320        4.4442%     4.5898%      202         79        ***        5.6436%   5.7631%       153
 40          322        4.4886%     4.6245%      198

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.